UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07432
                                                     ---------------------

                  Nuveen Premium Income Municipal Fund 4, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

   ANNUAL REPORT  |  Nuveen Investments
October 31, 2008  |  MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                         NUVEEN PREMIUM
                                                         INCOME MUNICIPAL
                                                         FUND, INC.
                                                         NPI

                                                         NUVEEN PREMIUM
                                                         INCOME MUNICIPAL
                                                         FUND 2, INC.
                                                         NPM

                                                         NUVEEN PREMIUM
                                                         INCOME MUNICIPAL
                                                         FUND 4, INC.
                                                         NPT




IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Robert P. Bremner

Chairman's
LETTER TO SHAREHOLDERS


|  Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has replaced Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many difficulties involved.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
December 23, 2008

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds  |  NPI, NPM, NPT

Portfolio manager Paul Brennan discusses U.S. economic and municipal market conditions, key investment strategies, and the twelve-month performance of these three national Funds. With nineteen years of investment experience, including eleven years at Nuveen, Paul assumed portfolio management responsibility for NPI, NPM and NPT in 2006.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?

During this period, stress in the financial and credit markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. The Federal Reserve (Fed) began in September 2007 a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--over an eight-month period ending April 2008. In October 2008, the Fed announced two additional reductions of 50 basis points each, bringing the fed funds rate to 1.00%, its lowest level since 2003. (On December 16, after the end of this twelve-month period, the Fed reduced the fed funds rate target to 0.25% or less.)

The Fed's rate-cutting actions also were a response to concerns about the pace of U.S. economic growth, as measured by the U.S. gross domestic product (GDP). After declining at an annual rate of 0.2% in the fourth quarter of 2007, GDP improved to a positive 0.9% in the first quarter of 2008 and posted growth of 2.8% in the second quarter of 2008 (all GDP numbers annualized). During the third quarter of 2008, however, GDP contracted at an annual rate of 0.5%, the biggest decrease since 2001, mainly as the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. The Consumer Price Index (CPI), driven largely by increased energy, food, and transportation prices, registered a 3.7% year-over-year gain as of October 2008, while the core CPI (which excludes food and energy) rose 2.2% over this same period, above the Fed's unofficial target of 2.0% or lower. In the labor markets, October 2008 marked the tenth consecutive month of job losses. The national unemployment rate for October 2008 was 6.5%, its highest point in more than fourteen years, up from 4.8% in October 2007.

In the municipal bond market, performance was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, failed auctions of preferred shares, and institutional investors' need to unwind various leveraging strategies. These events created surges of selling pressure, especially in late September and early October 2008. While some investors curtailed purchases, non-traditional buyers of municipal bonds such as hedge funds, traditional buyers



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

such as tax-exempt money market funds, and muni market broker/dealers were forced to sell holdings of longer-maturity bonds into a market already experiencing reduced liquidity.

Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term rates declined over this period. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Another item of note in the municipal market was the U.S. Supreme Court's May 2008 ruling that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended October 31, 2008, municipal bond issuance nationwide totaled $450.3 billion, a drop of 8% from the previous twelve months. In 2008, insured bonds comprised less than 20% of new supply, compared with the recent historical figure of approximately 50%. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS?

During this twelve-month period, with the municipal market characterized by volatility and a relatively steep yield curve, we sought to capitalize on a turbulent environment by continuing to focus on relative value and investing for the long term, preserving and enhancing liquidity, and managing duration(1) risk.

As events in the general financial markets unfolded, we found attractive opportunities in various sectors of the municipal market, using a fundamental approach to identify undervalued sectors and individual credits with the potential to perform well over the long term. In addition, some portfolio activity was driven by our efforts to boost liquidity or cash reserves. Especially during the commotion of September and October, we believed that it was prudent to take defensive measures that would reduce the Funds' exposure to market risk. These measures included pre-emptively selling some holdings and raising the Funds' cash reserves.

Throughout the period, we selectively sold holdings with shorter durations, including pre-refunded(2) bonds. We also took advantage of strong bids to sell bonds that were attractive to the retail market. Given the market environment, retail demand was often strongest for higher credit quality bonds. At all times, we were careful to balance


(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

our efforts to enhance liquidity through sales to the retail market with our focus on maintaining the credit quality of our portfolios in an uncertain market.

As a key dimension of risk management, a disciplined approach to duration positioning remained an important component of our management strategies. As part of this approach, we used inverse floating rate securities(3), in all three of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NPI and NPM also invested in certain derivative instruments during this period in an effort to help us manage common share net asset value (NAV) volatility while trying to minimize any negative impact on income streams or common share dividends over the short term. As of October 31, 2008, we continued to use inverse floaters in all of these Funds. The derivatives also remained in place in NPI, while the derivative positions were removed from NPM during the first half of this period.


HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For periods ended 10/31/08

                               1-Year       5-Year      10-Year
NPI                           -15.39%        0.93%        2.96%
NPM                           -16.96%        0.60%        2.89%
NPT                           -15.97%        1.10%        2.24%

Lipper General
Leveraged
Municipal Debt
Funds Average(4)              -19.05%        0.29%        2.87%

Barclays Capital
Municipal
Bond Index(5)                  -3.30%        2.73%        4.14%

S&P National
Municipal Bond Index(6)        -4.15%        2.75%         N/A

For the twelve months ended October 31, 2008, the total returns on common share NAV for all three of the Funds in this report exceeded the average return for the Lipper General Leveraged Municipal Debt Funds Average. The Funds underperformed the Barclays Capital Municipal Bond Index and the Standard & Poor's (S&P) National Municipal Bond Index.

Key management factors that influenced the Funds' returns included duration positioning, the use of derivatives, credit exposure and sector allocations. In addition, a major factor affecting each Fund's performance over this period was the use of leverage. The impact of leverage is discussed in more detail on page 8.



Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(4) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 54 funds; 5 years, 52 funds; and 10 years, 38 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

Given the changes in the interest rate environment during this period, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less outperformed the market as a whole, with bonds maturing in one to six years benefiting the most. Because they were less sensitive to interest rate changes, these shorter bonds generally outperformed credits with longer maturities, with the biggest losses posted by bonds with the longest maturities (twenty-two years and longer). During this period, the Funds' exposure to the underperforming longer part of the yield curve had a negative influence on their performance. Overall, NPM was more heavily weighted in the longer part of the curve than NPI or NPT.

As mentioned earlier, NPI used derivatives positions throughout this period to synthetically shorten duration and move it closer to our strategic duration target. Over this time, in contrast to historical trends, the taxable markets and the municipal market moved in opposite directions. As a result, the derivative positions used in NPI, which reduced duration in the outperforming taxable markets, detracted the Fund's performance.

In addition, the inverse floaters used by all three of these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure, including exposure to bonds backed by municipal bond insurers, also was a factor in performance during this period. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality ratings typically performed very well. However, insured bonds with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, experienced a disproportionately negative impact (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded from AAA. As many investors avoided high-yield securities, bonds rated BBB or below and non-rated bonds generally posted poor returns. As of October 31, 2008, allocations of bonds rated BBB and lower and non-rated bonds accounted for approximately 10% of NPI's portfolio, 16% of NPM, and 11% of NPT. This lower-rated credit exposure was a negative influence on Funds' performances for this period. Conversely, the Funds' weightings in bonds rated AAA were generally positive for performance.

Sectors of the market that generally contributed positively to the Funds' performances included general obligation bonds, resource recovery, water and sewer and utilities. Pre-refunded bonds, which are usually backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Holdings of pre-refunded bonds ranged from 19% to 26% among these Funds, with NPI having the heaviest weighting of pre-refunded issues and NPM the smallest.

In general, bonds that carried any credit risk, regardless of sector, posted weak performance. Revenue bonds as a whole, and the industrial development sector in particular, underperformed the general municipal market. Next to the industrial development sector, zero coupon bonds were among the worst performing categories. The health care and housing sectors also performed very poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors mentioned above, one of the primary factors negatively impacting the annual returns of these Funds relative to those of the unleveraged indexes was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the twelve-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Funds' holdings--whether positive or negative--was magnified by the use of leverage.

RECENT DEVELOPMENTS IN THE MARKET ENVIRONMENT

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while FSA received its first rating reduction by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bond's were being valued according to their fundamentals as if they were insured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear'' and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one funds. During the twelve-month reporting period, NPI, NPM and NPT redeemed $109,550,000, $63,450,000 and $36,200,000 of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

On August 7, 2008, four Nuveen municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION


During the twelve-month period ended October 31, 2008, there was one dividend increase in both NPI and NPT, while the dividend of NPM remained stable throughout the reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of the Funds received capital gains and/or net ordinary income distributions at the end of December 2007 as follows:


                                    Short-Term Capital Gains
          Long-Term Capital Gains     and/or Ordinary Income
                      (per share)                (per share)

NPI                            --                    $0.0009
NPM                       $0.0215                    $0.0040
NPT                            --                    $0.0036

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2008, all three Funds in this report had positive UNII balances for tax purposes, while NPI and NPT had positive UNII balances and NPM had a negative UNII balance for financial statement purposes.

The Funds' Board of Directors approved an open-market share repurchase program on July 10, 2007, for NPM and on July 30, 2008, for NPI and NPT under which each Fund may repurchase up to 10% of its common shares. As of October 31, 2008, NPM had cumulatively repurchased 297,500 common shares, representing approximately 0.7% of the Fund's total common shares outstanding.

As of October 31, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:


                             10/31/08              Twelve-Month
                             Discount          Average Discount

NPI                            -7.84%                    -8.32%
NPM                           -12.21%                    -9.57%
NPT                           -12.75%                   -12.40%

NPI
Performance
OVERVIEW

Nuveen Premium
Income Municipal
Fund, Inc.
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1),(2)
AAA/U.S. Guaranteed              41%
AA                               37%
A                                12%
BBB                               8%
N/R                               2%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Nov                            0.059
Dec                            0.059
Jan                            0.059
Feb                            0.059
Mar                            0.059
Apr                            0.059
May                            0.059
Jun                            0.059
Jul                            0.059
Aug                            0.059
Sep                             0.06
Oct                             0.06

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      13.27
                              13.3
                              12.8
                              12.55
                              12.82
                              13.12
                              13.21
                              12.9
                              12.71
                              13.17
                              13.66
                              13.87
                              13.63
                              13.94
                              13.79
                              13.99
                              13.17
                              12.68
                              12.41
                              13.04
                              12.96
                              13.08
                              13.18
                              13.22
                              13.32
                              13.36
                              13.26
                              13.22
                              13.26
                              13.33
                              13.23
                              13.25
                              13.29
                              13.04
                              12.75
                              12.73
                              12.92
                              12.96
                              12.71
                              12.77
                              12.65
                              12.85
                              12.76
                              12.71
                              12.92
                              13.05
                              12.79
                              12.55
                              11.39
                              11.24
                              8.22
                              9.85
                              10.98
10/31/08                      10.93


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.93
------------------------------------
Common Share
Net Asset Value               $11.86
------------------------------------
Premium/(Discount) to NAV     -7.84%
------------------------------------
Market Yield                   6.59%
------------------------------------
Taxable-Equivalent Yield(3)    9.15%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $756,782
------------------------------------
Average Effective Maturity
on Securities (Years)          14.56
------------------------------------
Leverage-Adjusted Duration     13.97
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/18/88)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -13.10%       -15.39%
------------------------------------
5-Year          0.79%         0.93%
------------------------------------
10-Year         2.84%         2.96%
------------------------------------

STATES
(as a % of total investments)(2)
------------------------------------
California                    13.1%
------------------------------------
Texas                         10.3%
------------------------------------
New York                       8.2%
------------------------------------
New Jersey                     6.2%
------------------------------------
Illinois                       5.9%
------------------------------------
South Carolina                 4.2%
------------------------------------
Florida                        3.6%
------------------------------------
Colorado                       3.3%
------------------------------------
Minnesota                      3.1%
------------------------------------
Pennsylvania                   3.0%
------------------------------------
Massachusetts                  3.0%
------------------------------------
Nevada                         2.8%
------------------------------------
Washington                     2.6%
------------------------------------
Michigan                       2.6%
------------------------------------
District of Columbia           2.5%
------------------------------------
Louisiana                      2.4%
------------------------------------
Wisconsin                      2.4%
------------------------------------
Alabama                        2.3%
------------------------------------
Other                         18.5%
------------------------------------

INDUSTRIES
(as a % of total investments)(2)
------------------------------------
U.S. Guaranteed               26.0%
------------------------------------
Health Care                   15.0%
------------------------------------
Tax Obligation/Limited        14.2%
------------------------------------
Tax Obligation/General        11.5%
------------------------------------
Transportation                11.1%
------------------------------------
Utilities                      5.8%
------------------------------------
Education and Civic
   Organizations               4.0%
------------------------------------
Other                         12.4%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders net ordinary income distributions in December 2007 of $0.0009 per share.

NPM
Performance
OVERVIEW

Nuveen Premium
Income Municipal
Fund 2, Inc.
        as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              32%
AA                               37%
A                                15%
BBB                              11%
BB or Lower                       1%
N/R                               4%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Nov                           0.0575
Dec                           0.0575
Jan                           0.0575
Feb                           0.0575
Mar                           0.0575
Apr                           0.0575
May                           0.0575
Jun                           0.0575
Jul                           0.0575
Aug                           0.0575
Sep                           0.0575
Oct                           0.0575

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      13.21
                              13.24
                              12.86
                              12.53
                              13.16
                              13.17
                              13.41
                              13.15
                              13.16
                              13.45
                              13.97
                              14.01
                              13.81
                              13.99
                              14
                              14.14
                              13.27
                              13.01
                              12.59
                              13.09
                              12.61
                              12.72
                              13.01
                              12.99
                              13
                              13.17
                              13.26
                              13.23
                              13.44
                              13.41
                              13.24
                              13.53
                              13.51
                              13.32
                              12.88
                              12.45
                              12.56
                              12.72
                              12.55
                              12.72
                              12.67
                              12.85
                              12.62
                              12.6
                              12.67
                              12.73
                              12.35
                              11.89
                              10.6
                              10.87
                              7.73
                              9.53
                              10.7
10/31/08                      10.28

FUND SNAPSHOT
------------------------------------
Common Share Price            $10.28
------------------------------------
Common Share
Net Asset Value               $11.71
------------------------------------
Premium/(Discount) to NAV    -12.21%
------------------------------------
Market Yield                   6.71%
------------------------------------
Taxable-Equivalent Yield(2)    9.32%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $477,603
------------------------------------
Average Effective Maturity
on Securities (Years)          14.16
------------------------------------
Leverage-Adjusted Duration     15.51
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/23/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -17.95%       -16.96%
------------------------------------
5-Year         -0.42%         0.60%
------------------------------------
10-Year         1.47%         2.89%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                    10.4%
------------------------------------
Illinois                       8.9%
------------------------------------
Texas                          8.3%
------------------------------------
South Carolina                 6.9%
------------------------------------
New York                       6.7%
------------------------------------
Washington                     6.5%
------------------------------------
Massachusetts                  4.7%
------------------------------------
New Jersey                     4.3%
------------------------------------
Louisiana                      3.7%
------------------------------------
Ohio                           2.9%
------------------------------------
Missouri                       2.8%
------------------------------------
Minnesota                      2.7%
------------------------------------
Alabama                        2.7%
------------------------------------
Oklahoma                       2.6%
------------------------------------
Michigan                       2.6%
------------------------------------
Nevada                         2.6%
------------------------------------
Wisconsin                      2.0%
------------------------------------
Other                         18.7%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               19.2%
------------------------------------
Health Care                   17.2%
------------------------------------
Tax Obligation/Limited        15.4%
------------------------------------
Tax Obligation/General        15.0%
------------------------------------
Utilities                     11.1%
------------------------------------
Transportation                 5.5%
------------------------------------
Education and Civic
   Organizations               4.9%
------------------------------------
Other                         11.7%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0255 per share.

NPT
Performance
OVERVIEW

Nuveen Premium
Income Municipal
Fund 4, Inc.
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              38%
AA                               38%
A                                13%
BBB                               6%
BB or Lower                       2%
N/R                               3%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Nov                           0.0485
Dec                           0.0485
Jan                           0.0485
Feb                           0.0485
Mar                           0.0485
Apr                           0.0485
May                           0.0485
Jun                           0.0485
Jul                           0.0485
Aug                           0.0485
Sep                           0.0515
Oct                           0.0515


Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      11.74
                              11.77
                              11.35
                              11.21
                              11.39
                              11.63
                              11.51
                              11.47
                              11.39
                              11.56
                              12.01
                              12.03
                              11.98
                              12.1
                              11.98
                              12.1
                              11.54
                              11.32
                              10.96
                              11.46
                              11.08
                              11.13
                              11.31
                              11.45
                              11.42
                              11.54
                              11.45
                              11.49
                              11.5
                              11.6
                              11.53
                              11.63
                              11.62
                              11.29
                              11.09
                              11.11
                              11.19
                              11.07
                              10.8499
                              10.85
                              10.87
                              10.89
                              11
                              10.96
                              10.98
                              11.07
                              10.97
                              10.52
                              9.57
                              9.54
                              7.74
                              8.49
                              9.3
10/31/08                      9.24


FUND SNAPSHOT
------------------------------------
Common Share Price             $9.24
------------------------------------
Common Share
Net Asset Value               $10.59
------------------------------------
Premium/(Discount) to NAV    -12.75%
------------------------------------
Market Yield                   6.69%
------------------------------------
Taxable-Equivalent Yield(2)    9.29%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $457,866
------------------------------------
Average Effective Maturity
on Securities (Years)          15.01
------------------------------------
Leverage-Adjusted Duration     15.50
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/19/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -17.19%       -15.97%
------------------------------------
5-Year         -0.23%         1.10%
------------------------------------
10-Year         1.37%         2.24%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                         12.1%
------------------------------------
Illinois                       9.2%
------------------------------------
California                     8.8%
------------------------------------
Indiana                        6.1%
------------------------------------
Washington                     6.1%
------------------------------------
New York                       5.3%
------------------------------------
Louisiana                      4.1%
------------------------------------
Michigan                       4.0%
------------------------------------
Florida                        3.9%
------------------------------------
New Jersey                     3.1%
------------------------------------
Colorado                       3.0%
------------------------------------
Alabama                        3.0%
------------------------------------
South Carolina                 2.7%
------------------------------------
Ohio                           2.0%
------------------------------------
North Carolina                 1.9%
------------------------------------
Rhode Island                   1.8%
------------------------------------
Wisconsin                      1.8%
------------------------------------
Pennsylvania                   1.7%
------------------------------------
Other                         19.4%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               21.4%
------------------------------------
Tax Obligation/Limited        15.6%
------------------------------------
Health Care                   15.2%
------------------------------------
Tax Obligation/General        13.1%
------------------------------------
Utilities                      9.0%
------------------------------------
Transportation                 7.0%
------------------------------------
Water and Sewer                5.6%
------------------------------------
Other                         13.1%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders net ordinary income distributions in December 2007 of $0.0036 per share.

NPI
NPM
NPT

Shareholder MEETING REPORT

The annual meeting of shareholders was held on July 29, 2008, at The Northern Trust Company, 50 South a Salle Street, Chicago, IL 60675; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to August 29, 2008, and additionally adjourned to September 30, 2008, October 28, 2008 and November 25, 2008.

                                                   NPI                                NPM                            NPT
------------------------------------------------------------------------------------------------------------------------------------
                                        Common and                        Common and                        Common and
                                         Preferred      Preferred          Preferred      Preferred          Preferred     Preferred
                                     shares voting  shares voting      shares voting  shares voting      shares voting shares voting
                                          together       together           together       together           together      together
                                        as a class     as a class         as a class     as a class         as a class    as a class
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
   For                                  32,486,062          3,973         19,162,094          3,218         22,123,453         2,954
   Against                               2,304,118            829          1,364,811            520          2,058,177           386
   Abstain                               1,199,485            125            644,829            179            825,332           165
   Broker Non-Votes                     10,550,299         11,669          5,840,427          8,071          6,899,268         8,302
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,964         16,596         27,012,161         11,988         31,906,230        11,807
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES FOR
THE FUND.
   For                                  32,686,225          4,158         19,246,953          3,363         22,184,144         3,058
   Against                               2,052,573            659          1,274,613            378          1,940,047           283
   Abstain                               1,250,867            110            650,168            176            882,771           164
   Broker Non-Votes                     10,550,299         11,669          5,840,427          8,071          6,899,268         8,302
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,964         16,596         27,012,161         11,988         31,906,230        11,807
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO INVESTING IN
OTHER INVESTMENT COMPANIES.
   For                                  32,340,936          4,133         19,076,745          3,334         21,792,708         3,034
   Against                               2,282,901            690          1,397,958            407          2,330,331           301
   Abstain                               1,365,828            104            697,031            176            883,923           170
   Broker Non-Votes                     10,550,299         11,669          5,840,427          8,071          6,899,268         8,302
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,964         16,596         27,012,161         11,988         31,906,230        11,807
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO DERIVATIVES AND SHORT SALES.
   For                                  32,119,814          3,940         19,028,570          3,159         21,727,935         2,959
   Against                               2,525,662            868          1,406,219            552          2,404,022           397
   Abstain                               1,344,189            119            736,945            206            875,005           149
   Broker Non-Votes                     10,550,299         11,669          5,840,427          8,071          6,899,268         8,302
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,964         16,596         27,012,161         11,988         31,906,230        11,807
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                  32,130,877          3,948         18,969,653          3,181         21,438,602         2,959
   Against                               2,490,475            847          1,482,706            533          2,651,920           394
   Abstain                               1,368,313            132            719,375            203            916,440           152
   Broker Non-Votes                     10,550,299         11,669          5,840,427          8,071          6,899,268         8,302
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,964         16,596         27,012,161         11,988         31,906,230        11,807
====================================================================================================================================


                                       15

NPI
NPM
NPT

Shareholder MEETING REPORT (continued)
                                                   NPI                                NPM                            NPT
------------------------------------------------------------------------------------------------------------------------------------
                                        Common and                        Common and                        Common and
                                         Preferred      Preferred          Preferred      Preferred          Preferred     Preferred
                                     shares voting  shares voting      shares voting  shares voting      shares voting shares voting
                                          together       together           together       together           together      together
                                        as a class     as a class         as a class     as a class         as a class    as a class
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                  32,236,711          4,005         18,967,381          3,303         21,480,076         2,987
   Against                               2,395,532            803          1,489,999            483          2,646,851           371
   Abstain                               1,357,422            119            714,354            131            880,035           147
   Broker Non-Votes                     10,550,299         11,669          5,840,427          8,071          6,899,268         8,302
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,964         16,596         27,012,161         11,988         31,906,230        11,807
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                  44,554,451             --         25,865,281             --         29,902,663            --
   Withhold                              1,985,270             --          1,146,854             --          2,001,260            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,721             --         27,012,135             --         31,903,923            --
====================================================================================================================================
Robert P. Bremner
   For                                  44,532,645             --         25,842,212             --         29,906,777            --
   Withhold                              2,007,076             --          1,169,923             --          1,997,146            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,721             --         27,012,135             --         31,903,923            --
====================================================================================================================================
Jack B. Evans
   For                                  44,549,539             --         25,836,629             --         29,905,751            --
   Withhold                              1,990,182             --          1,175,506             --          1,998,172            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,721             --         27,012,135             --         31,903,923            --
====================================================================================================================================
William C. Hunter
   For                                          --         15,725                 --         11,580                 --        11,414
   Withhold                                     --            828                 --            382                 --           386
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        --         16,553                 --         11,962                 --        11,800
====================================================================================================================================
David J. Kundert
   For                                  44,539,857             --         25,834,078             --         29,899,070            --
   Withhold                              1,999,864             --          1,178,057             --          2,004,853            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,721             --         27,012,135             --         31,903,923            --
====================================================================================================================================
William J. Schneider
   For                                          --         15,725                 --         11,580                 --        11,410
   Withhold                                     --            828                 --            382                 --           390
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        --         16,553                 --         11,962                 --        11,800
====================================================================================================================================
Judith M. Stockdale
   For                                  44,531,026             --         25,853,740             --         29,906,876            --
   Withhold                              2,008,695             --          1,158,395             --          1,997,047            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,721             --         27,012,135             --         31,903,923            --
====================================================================================================================================
Carole E. Stone
   For                                  44,524,443             --         25,869,062             --         29,894,432            --
   Withhold                              2,015,278             --          1,143,073             --          2,009,491            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,721             --         27,012,135             --         31,903,923            --
====================================================================================================================================
Terence J. Toth
   For                                  44,538,235             --         25,860,896             --         29,903,977            --
   Withhold                              2,001,486             --          1,151,239             --          1,999,946            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                46,539,721             --         27,012,135             --         31,903,923            --
====================================================================================================================================

Report of
 INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. (the "Funds") as of October 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2008, the results of their operations and cash flows for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
December 23, 2008

NPI

Nuveen Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.7% (2.3% OF TOTAL INVESTMENTS)

$       4,050   Alabama 21st Century Authority, Tobacco Settlement Revenue            6/10 at 102.00          A-        $ 3,829,437
                 Bonds, Series 2000, 6.125%, 12/01/16

                Alabama Special Care Facilities Financing Authority, Revenue Bonds,
                Ascension Health, Series 2006C-2:
        1,435    5.000%, 11/15/36 (UB)                                               11/16 at 100.00          AA          1,186,028
        4,000    5.000%, 11/15/39 (UB)                                               11/16 at 100.00          AA          3,269,960

        6,000   Alabama Special Care Facilities Financing Authority, Revenue Bonds,  11/16 at 100.00          AA          4,904,940
                 Ascension Health, Series 2006D, 5.000%, 11/15/39 (UB)

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        6,000    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1          5,134,841
        1,300    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1            937,885

        4,000   Birmingham Waterworks And Sewer Board, Alabama, Water and             1/17 at 100.00          A3          1,203,040
                 Sewer Revenue Bonds, Tender Option Bond Trust 2707,
                 0.596%, 1/01/43 - AMBAC Insured (IF)

        2,890   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB          2,006,961
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

        5,020   DCH Health Care Authority, Alabama, Healthcare Facilities             6/12 at 101.00          A+          4,801,881
                 Revenue Bonds, Series 2002, 5.250%, 6/01/18

        1,000   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00      A3 (4)          1,087,690
                 Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C,
                 5.250%, 11/15/29 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
       35,695   Total Alabama                                                                                            28,362,663
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 2.1% (1.3% OF TOTAL INVESTMENTS)

                Anchorage, Alaska, General Obligation Refunding Bonds, Series 2003A:
        2,000    5.250%, 9/01/17 (Pre-refunded 9/01/13) - FGIC Insured (5)            9/13 at 100.00      AA (4)          2,178,620
        2,035    5.250%, 9/01/18 (Pre-refunded 9/01/13) - FGIC Insured                9/13 at 100.00      AA (4)          2,216,746

        5,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         AAA          5,295,700
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31
                 (Pre-refunded 6/01/10)

       10,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/14 at 100.00        Baa3          6,193,530
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
       19,535   Total Alaska                                                                                             15,884,596
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.4% (0.8% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue Bonds,
                John C. Lincoln Health Network, Series 2005B:
          500    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            405,505
          660    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            526,878

        2,910   Pima County Industrial Development Authority, Arizona, Lease          1/09 at 100.00         Aaa          2,924,521
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

        4,100   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue           No Opt. Call         AA-          2,482,427
                 Bonds, Series 2007, 5.000%,12/01/37

        4,130   University of Arizona, Certificates of Participation, Series 2002B,   6/12 at 100.00          AA          4,169,483
                 5.125%, 6/01/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,300   Total Arizona                                                                                            10,508,814
------------------------------------------------------------------------------------------------------------------------------------


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.0% (0.6% OF TOTAL INVESTMENTS)

$         480   Paragould, Arkansas, Water, Sewer and Electric Revenue Bonds,        12/10 at 100.00      AA (4)        $   511,517
                 Series 2000, 5.650%, 12/01/25 (Pre-refunded 12/01/10) -
                 AMBAC Insured

        5,245   University of Arkansas, Fayetteville, Athletic Facilities Revenue     9/09 at 100.00         Aa3          5,134,750
                 Bonds, Razorback Stadium, Series 1999, 5.050%, 9/15/20 -
                 AMBAC Insured

        2,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington       2/15 at 100.00        Baa1          1,553,440
                 Regional Medical Center, Series 2005B, 5.000%, 2/01/25

------------------------------------------------------------------------------------------------------------------------------------
        7,725   Total Arkansas                                                                                            7,199,707
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 21.7% (13.1% OF TOTAL INVESTMENTS)

        9,200   Alameda Corridor Transportation Authority, California, Subordinate      No Opt. Call          AA          4,603,772
                 Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 -
                 AMBAC Insured

       10,000   Anaheim Public Finance Authority, California, Public Improvement      9/17 at 100.00          AA          7,391,000
                 Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 -
                 FGIC Insured

        4,000   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00         Aaa          4,448,160
                 Bonds, Series 2002A, 6.000%, 5/01/15 (Pre-refunded 5/01/12)

        5,400   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         Aa1          4,913,352
                 University of Southern California, Series 2005,
                 4.750%, 10/01/28 (UB)

        1,500   California Educational Facilities Authority, Revenue Bonds,          11/15 at 100.00          A2          1,331,475
                 University of the Pacific, Series 2006, 5.000%, 11/01/30

                California Health Facilities Financing Authority, Health Facility
                Revenue Bonds, Adventist Health System/West, Series 2003A:
        3,700    5.000%, 3/01/28                                                      3/13 at 100.00           A          3,068,854
        7,000    5.000%, 3/01/33                                                      3/13 at 100.00           A          5,524,400

        5,425   California Health Facilities Financing Authority, Revenue Bonds,        No Opt. Call           A          5,252,811
                 Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26
                 (Mandatory put 7/01/14)

        8,560   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          7,251,604
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        8,570   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          6,792,668
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

          955   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-            551,695
                 Sutter Health, Tender Option Bond Trust 3175,
                 11.475%, 11/15/42 (IF)

       11,395   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call           A         11,857,751
                 Department of Corrections, Series 1993E, 5.500%, 6/01/15

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
        1,640    5.250%, 7/01/30                                                      7/15 at 100.00         BBB          1,192,346
        2,730    5.000%, 7/01/39                                                      7/15 at 100.00         BBB          1,769,914

        5,000   California Statewide Community Development Authority, Revenue         7/18 at 100.00         AA-          4,451,400
                 Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 -
                 FGIC Insured

        6,605   California Statewide Community Development Authority, Revenue         5/18 at 100.00         AA-          4,414,614
                 Bonds, Sutter Health, Tender Option Bond Trust 3175,
                 11.640%, 11/15/48 (IF)

        4,000   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA+          4,276,160
                 5.250%, 7/01/14

                California, General Obligation Bonds, Series 2004:
        2,000    5.125%, 2/01/25                                                      2/14 at 100.00          A+          1,924,080
       10,000    5.125%, 2/01/26                                                      2/14 at 100.00          A+          9,563,300

        3,575   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          3,271,697
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        4,890   Clovis Unified School District, Fresno County, California, General      No Opt. Call          AA          1,688,028
                 Obligation Bonds, Series 2006B, 0.000%, 8/01/26 -
                 MBIA Insured


                                       19

NPI

Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
$       7,000    5.000%, 6/01/33                                                      6/17 at 100.00         BBB        $ 4,364,920
        3,000    5.125%, 6/01/47                                                      6/17 at 100.00         BBB          1,771,500
        2,000    5.750%, 6/01/47                                                      6/17 at 100.00         BBB          1,316,560

        5,000   Kern Community College District, California, General Obligation         No Opt. Call         AAA          1,961,100
                 Bonds, Series 2006, 0.000%, 11/01/24 - FSA Insured

        5,470   Los Angeles Harbors Department, California, Revenue Bonds,            8/16 at 102.00          AA          4,642,334
                 Series 2006A, 5.000%, 8/01/22 - FGIC Insured (Alternative
                 Minimum Tax)

          930   Martinez, California, Home Mortgage Revenue Bonds,                      No Opt. Call         AAA          1,170,135
                 Series 1983A, 10.750%, 2/01/16 (ETM)

       18,140   Pomona, California, GNMA/FNMA Collateralized Securities Program         No Opt. Call         AAA         22,039,207
                 Single Family Mortgage Revenue Bonds, Series 1990A,
                 7.600%, 5/01/23 (ETM)

        5,000   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00      A3 (4)          5,549,700
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        2,000   Redwood City School District, San Mateo County, California,           7/12 at 100.00          A+          1,855,240
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                 FGIC Insured

        3,700   Sacramento Municipal Utility District, California, Electric Revenue   8/13 at 100.00          AA          3,532,834
                 Bonds, Series 2003R, 5.000%, 8/15/22 - MBIA Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          400    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            331,008
          445    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            356,774

        3,500   San Diego Unified Port District, California, Revenue Bonds,           9/14 at 100.00          AA          3,267,845
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
       10,450    0.000%, 1/15/31 - MBIA Insured                                         No Opt. Call          AA          2,336,934
        7,150    0.000%, 1/15/32 - MBIA Insured                                         No Opt. Call          AA          1,491,347
       50,400    0.000%, 1/15/34 - MBIA Insured                                         No Opt. Call          AA          9,116,856
       24,025    0.000%, 1/15/36 - MBIA Insured                                         No Opt. Call          AA          3,774,568

------------------------------------------------------------------------------------------------------------------------------------
      264,755   Total California                                                                                        164,417,943
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.4% (3.3% OF TOTAL INVESTMENTS)

        2,500   Centennial Water and Sanitation District, Colorado, Water and        12/14 at 100.00          AA          2,452,850
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 -
                 FGIC Insured

          690   Colorado Educational and Cultural Facilities Authority, Charter       9/15 at 100.00           A            671,598
                 School Revenue Bonds, Bromley School, Series 2005,
                 5.125%, 9/15/20 - SYNCORA GTY Insured

        2,125   Colorado Health Facilities Authority, Revenue Bonds, Evangelical      6/16 at 100.00          A-          1,604,715
                 Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Parkview         9/14 at 100.00          A3            833,390
                 Medical Center, Series 2004, 5.000%, 9/01/25

          800   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley    3/15 at 100.00        BBB+            586,144
                 Health Care, Series 2005F, 5.000%, 3/01/25

           70   Colorado Housing Finance Authority, Single Family Program Senior     11/08 at 105.00         Aaa             70,993
                 Bonds, Series 1997B-2, 7.000%, 5/01/26 (Alternative Minimum Tax)

           95   Colorado Housing Finance Authority, Single Family Program Senior     11/08 at 105.00         Aaa             96,111
                 Bonds, Series 1997C-2, 6.875%, 11/01/28 (Alternative
                 Minimum Tax)

          445   Colorado Housing Finance Authority, Single Family Program Senior      4/10 at 105.00          AA            466,133
                 Bonds, Series 2000B-2, 7.250%, 10/01/31 (Alternative
                 Minimum Tax)


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       8,385   Denver City and County, Colorado, Airport System Revenue Bonds,         No Opt. Call          A+        $ 8,927,929
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

       19,810   Denver, Colorado, Excise Tax Revenue Bonds, Convention Center,        3/11 at 100.00         AAA         21,068,331
                 Series 2001A, 5.500%, 9/01/18 (Pre-refunded 3/01/11) -
                 FSA Insured

       20,500   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         No Opt. Call          AA          3,851,335
                 Series 2000B, 0.000%, 9/01/32 - MBIA Insured

           24   El Paso County, Colorado, FNMA Mortgage-Backed Single Family            No Opt. Call         Aaa             25,663
                 Revenue Refunding Bonds, Series 1992A-2, 8.750%, 6/01/11

------------------------------------------------------------------------------------------------------------------------------------
       56,444   Total Colorado                                                                                           40,655,192
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.6% (0.3% OF TOTAL INVESTMENTS)

        1,930   Connecticut, General Obligation Bonds, Series 2001C,                    No Opt. Call          AA          2,118,175
                 5.500%, 12/15/16

        2,310   Greater New Haven Water Pollution Control Authority, Connecticut,    11/15 at 100.00          AA          2,166,272
                 Regional Wastewater System Revenue Bonds, Series 2005A,
                 5.000%, 11/15/30 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,240   Total Connecticut                                                                                         4,284,447
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 4.1% (2.5% OF TOTAL INVESTMENTS)

        4,460   District of Columbia Housing Finance Agency, GNMA Collateralized     12/08 at 100.00         AAA          4,499,293
                 Single Family Mortgage Revenue Bonds, Series 1988E-4,
                 6.375%, 6/01/26 (Alternative Minimum Tax)

        9,505   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call          AA         10,261,408
                 6.000%, 6/01/20 - MBIA Insured

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       14,105    0.000%, 4/01/24 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 47.66      AA (4)          6,213,676
        7,625    0.000%, 4/01/25 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 44.82      AA (4)          3,159,419
       16,665    0.000%, 4/01/32 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 29.23      AA (4)          4,503,550

        2,130   Washington Convention Center Authority, District of Columbia,        10/16 at 100.00          AA          1,001,334
                 Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                 Residuals 1606, 1.947%, 10/01/30 - AMBAC Insured (IF)

        3,335   Washington DC Convention Center Authority, Dedicated Tax             10/16 at 100.00          AA          1,567,817
                 Revenue Bonds, Residual Series 1730,1731, 1736,
                 0.469%, 10/01/30 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       57,825   Total District of Columbia                                                                               31,206,497
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 5.9% (3.6% OF TOTAL INVESTMENTS)

        4,225   Brevard County Health Facilities Authority, Florida, Revenue Bonds,   4/16 at 100.00          A2          3,047,704
                 Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        8,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,      10/13 at 100.00          AA          7,596,320
                 Tampa International Airport, Series 2003A, 5.375%, 10/01/16 -
                 MBIA Insured (Alternative Minimum Tax)

        5,400   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          3,623,670
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)

       19,750   Miami-Dade County Expressway Authority, Florida, Toll System          7/16 at 100.00          AA         15,567,543
                 Revenue Bonds, Series 2006, 4.500%, 7/01/33 - AMBAC Insured

        5,000   Orange County Health Facilities Authority, Florida, Hospital Revenue 11/10 at 101.00      A1 (4)          5,434,250
                 Bonds, Adventist Health System/Sunbelt Obligated Group,
                 Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        6,910   South Miami Health Facilities Authority, Florida, Hospital            8/17 at 100.00         AA-          5,436,443
                 Revenue, Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42 (UB)

        1,785   Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,      10/15 at 100.00          AA          1,694,268
                 5.000%, 10/01/28 - MBIA Insured

        2,375   Volusia County School Board, Florida, Certificates of Participation,  8/15 at 100.00         Aaa          2,264,373
                 Series 2005B, 5.000%, 8/01/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       53,445   Total Florida                                                                                            44,664,571
------------------------------------------------------------------------------------------------------------------------------------


                                       21


NPI

Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.9% (1.1% OF TOTAL INVESTMENTS)

$       2,625   Fulton County Development Authority, Georgia, Revenue Bonds,          5/14 at 100.00          AA        $ 2,594,865
                 Georgia Tech Molecular Science Building, Series 2004,
                 5.250%, 5/01/24 - MBIA Insured

        6,025   Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding          1/14 at 100.00         AAA          6,139,053
                 Certificates, Series 2003, 5.250%, 1/01/20 - FSA Insured

        4,845   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax        No Opt. Call          AA          5,302,271
                 Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,495   Total Georgia                                                                                            14,036,189
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.3% (0.8% OF TOTAL INVESTMENTS)

       10,000   Hawaii, General Obligation Bonds, Series 2003DA,                      9/13 at 100.00          AA         10,105,500
                 5.250%, 9/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Boise City, Idaho, Airport Revenue Certificates of Participation,     9/10 at 100.00          A1          4,273,350
                 Series 2000, 5.500%, 9/01/25 - FGIC Insured
                 (Alternative Minimum Tax)

        2,185   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-          1,585,043
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
        7,185   Total Idaho                                                                                               5,858,393
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 9.8% (5.9% OF TOTAL INVESTMENTS)

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        8,890    0.000%, 12/01/16 - FGIC Insured                                        No Opt. Call          AA          6,013,018
       10,000    0.000%, 12/01/20 - FGIC Insured                                        No Opt. Call          AA          5,143,900
       10,130    0.000%, 12/01/24 - FGIC Insured                                        No Opt. Call          AA          4,026,169

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
       15,000    0.000%, 12/01/21 - FGIC Insured                                        No Opt. Call          AA          7,245,300
       10,000    0.000%, 12/01/23 - FGIC Insured                                        No Opt. Call          AA          4,246,400

          110   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             3/09 at 104.00         Aaa            112,486
                 Mortgage Revenue Bonds, Series 1997B, 6.950%, 9/01/28
                 (Alternative Minimum Tax)

        8,740   Illinois Development Finance Authority, Pollution Control Revenue     2/09 at 100.00          AA          8,403,597
                 Refunding Bonds, Illinois Power Company, Series 1994A,
                 5.700%, 2/01/24 - MBIA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        1,050    5.250%, 11/15/22                                                     5/14 at 100.00           A            890,715
        3,000    5.250%, 11/15/23                                                     5/14 at 100.00           A          2,509,290

          985   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-            762,459
                 Series 2006, 5.125%, 1/01/25

        1,225   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical  5/12 at 100.00        Baa3            944,953
                 Center, Series 2002, 5.500%, 5/15/32

        9,820   Illinois Health Facilities Authority, Revenue Bonds, Sherman Health   2/09 at 100.50          AA          9,951,195
                 Systems, Series 1997, 5.250%, 8/01/27 - AMBAC Insured

        1,000   Lombard Public Facilities Corporation, Illinois, Second Tier          1/16 at 100.00          AA            901,820
                 Conference Center and Hotel Revenue Bonds, Series 2005B,
                 5.250%, 1/01/30

       10,040   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,    No Opt. Call          AA          7,432,512
                 McCormick Place Expansion Project, Series 1992A,
                 0.000%, 6/15/15 - FGIC Insured

        9,200   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, 12/09 at 101.00         AAA          9,291,172
                 McCormick Place Expansion Project, Series 1999A,
                 5.500%, 12/15/24 - FGIC Insured

        3,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,    No Opt. Call         AAA          3,529,710
                 McCormick Place Hospitality Facility, Series 1996A,
                 7.000%, 7/01/26 (ETM)

        3,000   Upper Illinois River Valley Development Authority, Healthcare        12/11 at 101.00        BBB+          2,803,800
                 Facilities Revenue Bonds, Morris Hospital, Series 2001,
                 6.625%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
      105,190   Total Illinois                                                                                           74,208,496
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       2,005   Hamilton County Public Building Corporation, Indiana, First Mortgage  8/14 at 100.00         AAA        $ 1,996,559
                 Bonds, Series 2004, 5.000%, 8/01/22 - FSA Insured

        7,965   Wawasee Community School Corporation, Indiana, First Mortgage         1/12 at 101.00     AA+ (4)          8,701,683
                 Bonds, New Elementary and Remodeling Building Corporation,
                 Series 2000, 5.750%, 1/15/20 (Pre-refunded 1/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        9,970   Total Indiana                                                                                            10,698,242
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.6% (1.0% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          2,001,340
                 Medical Center, Series 2000, 6.250%, 7/01/25

        3,570   Iowa Finance Authority, Industrial Remarketed Revenue Refunding         No Opt. Call         AAA          4,265,329
                 Bonds, Urbandale Hotel Corporation, Series 1989A,
                 8.500%, 8/01/16 (Alternative Minimum Tax) (ETM)

       10,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          5,880,100
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
       15,570   Total Iowa                                                                                               12,146,769
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        6,000   Kansas Department of Transportation, Highway Revenue Bonds,           3/14 at 100.00         AAA          6,041,460
                 Series 2004A, 5.000%, 3/01/21 (UB)
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Marshall County School District Finance Corporation, Kentucky,
                School Building Revenue Bonds, Series 2004:
        1,210    5.000%, 6/01/19 - AMBAC Insured                                      6/14 at 100.00         Aa3          1,198,190
        1,270    5.000%, 6/01/20 - AMBAC Insured                                      6/14 at 100.00         Aa3          1,238,352
        1,335    5.000%, 6/01/21 - AMBAC Insured                                      6/14 at 100.00         Aa3          1,283,095

------------------------------------------------------------------------------------------------------------------------------------
        3,815   Total Kentucky                                                                                            3,719,637
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 4.0% (2.4% OF TOTAL INVESTMENTS)

        2,915   Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special   12/12 at 100.00      AA (4)          3,146,830
                 Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/19 (Pre-refunded 12/01/12) - AMBAC Insured

          170   Louisiana Housing Finance Agency, Single Family Mortgage Revenue      9/09 at 101.00         Aaa            174,406
                 Bonds, Series 2000A, 7.450%, 12/01/31 (Alternative Minimum Tax)

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds, Comm-Care Corporation Project, Series 1994:
          555    11.000%, 2/01/14 (ETM)                                                 No Opt. Call     N/R (4)            667,543
        4,950    11.000%, 2/01/14 (ETM)                                                 No Opt. Call     N/R (4)          5,953,019

        2,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          1,581,140
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

        5,800   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner         5/17 at 100.00          A3          4,519,418
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
        1,200    5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00          AA          1,150,536
        2,210    5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00          AA          2,110,727
        2,500    5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00          AA          2,369,925

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
          930    4.750%,5/01/39 - FSA Insured (UB)                                    5/16 at 100.00         AAA           754,946
       10,105    4.500%, 5/01/41 - FGIC Insured (UB)                                  5/16 at 100.00          AA          7,747,402

------------------------------------------------------------------------------------------------------------------------------------
       33,335   Total Louisiana                                                                                          30,175,892
------------------------------------------------------------------------------------------------------------------------------------


                                       23


NPI

Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.0% (0.6% OF TOTAL INVESTMENTS)

$       2,200   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00        BBB-        $ 1,855,062
                 Bonds, Series 2006A, 5.250%, 9/01/27 - SYNCORA GTY Insured

        3,560   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00          AA          2,468,112
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 4.750%, 7/01/36 - MBIA Insured

        3,600   Montgomery County Housing Opportunities Commission, Maryland,         7/10 at 100.00         Aaa          3,303,252
                 Multifamily Housing Development Bonds, Series 2000B,
                 6.200%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,360   Total Maryland                                                                                            7,626,426
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 5.0% (3.0% OF TOTAL INVESTMENTS)

          840   Massachusetts Bay Transportation Authority, Assessment Bonds,         7/10 at 100.00         AAA            812,507
                 Series 2000A, 5.250%, 7/01/30

                Massachusetts Bay Transportation Authority, Assessment Bonds,
                Series 2000A:
        7,900    5.250%, 7/01/30 (Pre-refunded 7/01/10)                               7/10 at 100.00     Aa1 (4)          8,285,994
        1,260    5.250%, 7/01/30 (Pre-refunded 7/01/10)                               7/10 at 100.00     Aa1 (4)          1,321,564

        8,505   Massachusetts Housing Finance Agency, Rental Housing Mortgage         1/11 at 100.00          AA          7,212,920
                 Revenue Bonds, Series 2001A, 5.850%, 7/01/35 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,643,098
                 Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                 5.450%, 12/01/12 (Alternative Minimum Tax)

        5,625   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/16 at 100.00         AAA          2,967,075
                 Program Bonds, Tender Option Bond Trust 2847,
                 7.405%, 8/01/36 (IF)

        5,960   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00          AA          6,013,580
                 Bonds, Series 2005A, 5.250%, 8/01/25 - MBIA Insured

        5,535   Massachusetts Water Resources Authority, General Revenue              2/17 at 100.00         AAA          4,270,086
                 Bonds, Series 2007A, 4.500%, 8/01/46 - FSA Insured (UB)

        3,820   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,        1/14 at 100.00       A (4)          3,972,838
                 Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       42,270   Total Massachusetts                                                                                      37,499,662
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.3% (2.6% OF TOTAL INVESTMENTS)

                Detroit, Michigan, General Obligation Bonds, Series 2003A:
        3,565    5.250%, 4/01/22 - SYNCORA GTY Insured                                4/13 at 100.00         BBB          3,317,696
        1,275    5.250%, 4/01/23 - SYNCORA GTY Insured                                4/13 at 100.00         BBB          1,175,423

        3,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB          2,369,490
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        6,600   Michigan Housing Development Authority, Limited Obligation            1/09 at 101.00         AAA          6,175,818
                 Multifamily Mortgage Revenue Refunding Bonds, Forest Hills
                 Regency Square Project, Series 1999A, 5.750%, 7/01/29

       10,000   Michigan State Building Authority, Revenue Refunding Bonds,          10/13 at 100.00          AA          9,682,500
                 Facilities Program, Series 2003II, 5.000%, 10/15/23 -
                 MBIA Insured

        4,000   Michigan State Hospital Finance Authority, Revenue Bonds,            12/16 at 100.00         Aa2          3,427,800
                 Trinity Health Care Group, Series 2006A,
                 5.000%, 12/01/31 (UB)

          850   Monroe County Hospital Finance Authority, Michigan,                   6/16 at 100.00        Baa3            535,322
                 Mercy Memorial Hospital Corporation Revenue Bonds,
                 Series 2006, 5.500%, 6/01/35

        6,390   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/12 at 100.00          AA          5,803,845
                 Metropolitan Airport, Series 2002D, 5.500%, 12/01/19 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       35,680   Total Michigan                                                                                           32,487,894
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 5.1% (3.1% OF TOTAL INVESTMENTS)

$      13,650   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00          A-        $11,696,276
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        2,000   Duluth Economic Development Authority, Minnesota, Healthcare          2/14 at 100.00      A- (4)          2,152,500
                 Facilities Revenue Bonds, Benedictine Health System -
                 St. Mary's Duluth Clinic, Series 2004, 5.375%, 2/15/22
                 (Pre-refunded 2/15/14)

                Eden Prairie, Minnesota, GNMA Collateralized Multifamily Housing
                Revenue Bonds, Rolling Hills Project, Series 2001A:
        1,000    6.150%, 8/20/31                                                      8/11 at 105.00         Aaa          1,003,550
        2,000    6.200%, 2/20/43                                                      8/11 at 105.00         Aaa          1,971,800

           90   Minnesota Agricultural and Economic Development Board,               11/08 at 101.00         AAA             79,324
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 1997A, 5.750%, 11/15/26 -
                 MBIA Insured

        1,500   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,366,950
                 Series 2004A, 5.250%, 10/01/24

        1,545   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3          1,245,363
                 Revenue Bonds, Healtheast Inc., Series 2005,
                 6.000%, 11/15/25

       16,750   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 103.00         AAA         18,980,095
                 Sales Tax Revenue Refunding Bonds, Civic Center Project,
                 Series 1996, 7.100%, 11/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,535   Total Minnesota                                                                                          38,495,858
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.8% (0.5% OF TOTAL INVESTMENTS)

        6,875   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00          AA          6,075,163
                 Revenue Bonds, Baptist Memorial Healthcare, 2004B-1,
                 5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.8% (1.1% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R          1,713,420
                 Revenue Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.250%, 2/01/24

          500   Hannibal Industrial Development Authority, Missouri, Health           3/16 at 100.00        BBB+            424,600
                 Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
        1,565    6.000%, 6/01/20                                                        No Opt. Call        BBB+          1,407,655
        1,260    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+            847,148

        1,500   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00          AA          1,412,385
                 Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21 -
                 AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        1,500    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00      AA (4)          1,605,210
        4,150    5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00      AA (4)          4,428,175

          115   Missouri Housing Development Commission, GNMA/FNMA Single             3/09 at 103.00         AAA            116,601
                 Family Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1996C, 7.450%, 9/01/27 (Alternative Minimum Tax)

        2,005   Missouri Housing Development Commission, Single Family                3/09 at 103.00         AAA          2,016,549
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1999B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,595   Total Missouri                                                                                           13,971,743
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,620   Omaha Public Power District, Nebraska, Separate Electric System       2/17 at 100.00         AAA          1,439,597
                 Revenue Bonds, Nebraska City 2, Series 2006A, Trust 11673,
                 14.495%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------


                                       25


NPI

Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.7% (2.8% OF TOTAL INVESTMENTS)

$      10,410   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00      AA (4)        $11,277,986
                 Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) -
                 MBIA Insured

       15,000   Clark County, Nevada, General Obligation Bank Bonds, Southern         6/11 at 100.00     AA+ (4)         15,912,450
                 Nevada Water Authority Loan, Series 2001, 5.250%, 6/01/26
                 (Pre-refunded 6/01/11) - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        6,425    0.000%, 1/01/29 - AMBAC Insured                                        No Opt. Call          AA            832,359
       12,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00          AA          7,213,680

------------------------------------------------------------------------------------------------------------------------------------
       43,835   Total Nevada                                                                                             35,236,475
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.1% (0.1% OF TOTAL INVESTMENTS)

          405   New Hampshire Housing Finance Authority, Single Family                1/09 at 100.00         Aa2            408,637
                 Mortgage Acquisition Revenue Bonds, Series 1996B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 10.2% (6.2% OF TOTAL INVESTMENTS)

       10,150   Delaware River Port Authority, Pennsylvania and New Jersey,           1/10 at 100.00         AAA         10,153,045
                 Revenue Bonds, Port District Project, Series 1999B,
                 5.625%, 1/01/26 - FSA Insured

        8,000   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00      A1 (4)          8,524,480
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25
                 (Pre-refunded 10/01/10) - FGIC Insured

          500   Middlesex County Improvement Authority, New Jersey, Senior              No Opt. Call         N/R            423,695
                 Revenue Bonds, Heldrich Center Hotel/Conference Center
                 Project, Series 2005A, 5.000%, 1/01/15

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        3,655    5.250%, 9/01/24                                                      9/15 at 100.00         AA-          3,658,874
        2,000    5.250%, 9/01/26                                                      9/15 at 100.00         AA-          1,986,120

          800   New Jersey Health Care Facilities Financing Authority,                7/18 at 100.00        Baa2            622,040
                 New Jersey, Revenue Bonds, Saint Peters University Hospital,
                 Series 2007, 5.750%, 7/01/37

        3,820   New Jersey Housing and Mortgage Finance Agency, Home Buyer            4/09 at 100.75         Aaa          3,388,531
                 Program Revenue Bonds, Series 1997U, 5.850%, 4/01/29 -
                 MBIA Insured (Alternative Minimum Tax)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        5,410    5.500%, 6/15/20 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA          5,935,582
        9,250    5.500%, 6/15/23 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA         10,148,638

        3,850   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          3,894,891
                 System Bonds, Series 2006A, 5.250%, 12/15/20

                New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
        3,915    6.000%, 1/01/14 - MBIA Insured (ETM)                                   No Opt. Call      AA (4)          4,378,614
        7,585    6.000%, 1/01/14 - MBIA Insured (ETM)                                   No Opt. Call      AA (4)          8,483,216

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00          AA          2,470,425
                 5.000%, 1/01/19 - FGIC Insured

        9,130   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          9,134,200
                 5.000%, 1/01/25 - FSA Insured (UB)

        5,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/17 at 100.00         BBB          4,046,200
                 Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
       75,565   Total New Jersey                                                                                         77,248,551
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

          525   New Mexico Mortgage Finance Authority, Single Family Mortgage         3/10 at 102.50         AAA            528,728
                 Program Bonds, Series 2000D-2, 6.850%, 9/01/31
                 (Alternative Minimum Tax)

        5,585   Santa Fe County, New Mexico, Correctional System Gross                  No Opt. Call         AAA          5,848,891
                 Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,110   Total New Mexico                                                                                          6,377,619
------------------------------------------------------------------------------------------------------------------------------------


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 13.6% (8.2% OF TOTAL INVESTMENTS)

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2004A:
$       1,000    5.250%, 7/01/22                                                      7/14 at 100.00         Aa3        $ 1,003,080
          500    5.250%, 7/01/24                                                      7/14 at 100.00         Aa3            497,850

        1,025   Dormitory Authority of the State of New York, Revenue Bonds,          7/14 at 100.00         AAA          1,122,221
                 University of Rochester, Series 2004A, 5.250%, 7/01/20
                 (Pre-refunded 7/01/14)

        1,995   Dormitory Authority of the State of New York, State and Local         7/14 at 100.00         AA-          2,019,698
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2004B, 5.250%, 7/01/20

        2,335   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA          2,312,631
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured

        6,915   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00          AA          4,921,198
                 Bonds, 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        6,000   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-          4,891,500
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

        5,100   Long Island Power Authority, New York, Electric System               11/16 at 100.00          AA          3,791,391
                 Revenue Bonds, Series 2006F, 4.250%, 5/01/33 -
                 MBIA Insured (UB)

                Long Island Power Authority, New York, Electric System Revenue
                Bonds, Series 2006A:
        7,000    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00          A-          6,508,250
        5,000    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00          A-          4,604,700

        3,900   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00          AA          3,448,224
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 -
                 AMBAC Insured

        5,780   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00           A          5,255,523
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        3,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00          AA          2,865,300
                 Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 -
                 FGIC Insured

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, United Jewish Appeal - Federation of
                Jewish Philanthropies of New York Inc., Series 2004A:
        2,185    5.250%, 7/01/20                                                      7/14 at 100.00         Aa1          2,226,624
        2,050    5.250%, 7/01/21                                                      7/14 at 100.00         Aa1          2,074,867
        2,420    5.250%, 7/01/22                                                      4/14 at 100.00         Aa1          2,451,145
        1,370    5.250%, 7/01/24                                                      4/14 at 100.00         Aa1          1,380,576

       12,500   New York City, New York, General Obligation Bonds,                   10/13 at 100.00          AA         12,380,500
                 Fiscal Series 2003D, 5.250%,10/15/22 (UB)

          525   New York City, New York, General Obligation Bonds,                    6/13 at 100.00         AAA            527,714
                 Fiscal Series 2003J, 5.500%, 6/01/23

        4,475   New York City, New York, General Obligation Bonds,                    6/13 at 100.00         AAA          4,940,132
                 Fiscal Series 2003J, 5.500%, 6/01/23 (Pre-refunded 6/01/13)

        7,960   New York City, New York, General Obligation Bonds,                    4/15 at 100.00          AA          7,573,383
                 Fiscal Series 2005M, 5.000%, 4/01/24 (UB)

        1,500   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          AA          1,483,170
                 Series 2008, Trust 3217, 13.994%, 8/15/20 (IF)

        2,880   New York Convention Center Development Corporation,                  11/15 at 100.00           A          1,716,422
                 Hotel Fee Revenue Bonds, Trust 2364, 8.714%, 11/15/44 -
                 AMBAC Insured (IF)

          650   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB            582,004
                 Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35

        1,350   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         AAA          1,432,364
                 Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35
                 (Pre-refunded 6/01/10)

        7,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          7,463,122
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        6,460   New York State Urban Development Corporation, State                   3/14 at 100.00         AAA          6,284,159
                 Personal Income Tax Revenue Bonds, Series 2004A-1,
                 5.000%, 3/15/26 - FGIC Insured


                                       27


NPI

Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       4,750   Port Authority of New York and New Jersey, Consolidated               3/14 at 101.00         AA-        $ 4,531,025
                 Revenue Bonds, One Hundred Thirty-Fifth Series 2004,
                 5.000%, 9/15/28 - SYNCORA GTY Insured

        2,720   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A          2,528,838
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
      110,745   Total New York                                                                                           102,817,611
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.8% (1.1% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Certificates of Participation,
                Governmental Facilities Projects, Series 2003G:
        5,785    5.250%, 6/01/22 (UB)                                                 6/13 at 100.00         AA+          5,832,032
        3,475    5.250%, 6/01/23 (UB)                                                 6/13 at 100.00         AA+          3,497,344

        5,130   Charlotte-Mecklenberg Hospital Authority, North Carolina,             1/18 at 100.00         AA-          3,154,540
                 Carolinas Health Care System Revenue Bonds, Series 2008,
                 Trust 1149, 6.780%, 1/15/47 (IF)

        1,050   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/17 at 100.00         AA-            897,929
                 Health Care System Revenue Bonds, Carolinas Health Care,
                 Series 2007A, 5.000%, 1/15/31

        1,000   Gaston County Industrial Facilities and Pollution Control             8/15 at 100.00         N/R            589,320
                 Financing Authority, North Carolina, National Gypsum Company
                 Project Exempt Facilities Revenue Bonds, Series 2005,
                 5.750%, 8/01/35 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       16,440   Total North Carolina                                                                                     13,971,165
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 1.4% (0.8% OF TOTAL INVESTMENTS)

        9,650   Dickinson, North Dakota, Health Care Facilities Revenue Bonds,        2/10 at 102.00     Aa2 (4)         10,484,532
                 BHS Long-Term Care Inc., Series 1990, 7.625%, 2/15/20
                 (Pre-refunded 2/15/10) - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 3.3% (2.0% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
          275    5.125%, 6/01/24                                                      6/17 at 100.00         BBB            215,545
        2,850    5.875%, 6/01/30                                                      6/17 at 100.00         BBB          1,997,879
        2,745    5.750%, 6/01/34                                                      6/17 at 100.00         BBB          1,828,170
        6,285    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          3,931,959

        4,265   Franklin County, Ohio, Hospital Revenue and Improvement               5/11 at 101.00     Aa2 (4)          4,580,098
                 Bonds, Children's Hospital Project, Series 2001,
                 5.500%, 5/01/28 (Pre-refunded 5/01/11) - AMBAC Insured

        2,720   Ohio State University, General Receipts Bonds, Series 2003B,          6/13 at 100.00          AA          2,763,003
                 5.250%, 6/01/20

          665   Richland County, Ohio, Hospital Facilities Revenue Refunding         11/10 at 101.00          A-            670,639
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000A, 6.125%, 11/15/16

        1,335   Richland County, Ohio, Hospital Facilities Revenue Refunding         11/10 at 101.00      A- (4)          1,441,066
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000A, 6.125%, 11/15/16 (Pre-refunded 11/15/10)

        7,000   Steubenville, Ohio, Hospital Facilities Revenue Refunding and        10/10 at 100.00      A3 (4)          7,535,010
                 Improvement Bonds, Trinity Health System, Series 2000,
                 6.500%, 10/01/30 (Pre-refunded 10/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       28,140   Total Ohio                                                                                               24,963,369
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.7% (1.6% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital Revenue
                Bonds, Series 2005:
          500    5.375%, 9/01/29                                                      9/16 at 100.00         BBB            384,080
        1,050    5.375%, 9/01/36                                                      9/16 at 100.00         BBB            765,944

        3,500   Oklahoma Capitol Improvement Authority, State Facilities Revenue      7/15 at 100.00          AA          3,385,305
                 Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA (continued)

                Oklahoma Development Finance Authority, Revenue Bonds,
                Saint John Health System, Series 2007:
$       8,150    5.000%, 2/15/37                                                      2/17 at 100.00         AA-        $ 6,739,806
        1,335    5.000%, 2/15/42                                                      2/17 at 100.00         AA-          1,078,707

       10,035   Tulsa County Industrial Authority, Oklahoma, Health Care             12/16 at 100.00          AA          7,804,120
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36 (UB)

         143    Tulsa County Industrial Authority, Oklahoma, Health Care Revenue     12/16 at 100.00          AA             79,418
                 Bonds, Saint Francis Health System, Series 2006, Trust 3500,
                 7.262%, 12/15/36 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       24,713   Total Oklahoma                                                                                           20,237,380
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,060   Oregon Department of Administrative Services, Certificates of         5/15 at 100.00         AAA          1,034,327
                 Participation, Series 2005A, 5.000%, 5/01/24 - FSA Insured

        2,500   Oregon State Department of Transportation, Highway User Tax          11/14 at 100.00         AAA          2,691,225
                 Revenue Bonds, Series 2004A, 5.000%, 11/15/21
                 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
        3,560   Total Oregon                                                                                              3,725,552
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 5.0% (3.0% OF TOTAL INVESTMENTS)

          980   Bucks County Industrial Development Authority, Pennsylvania,          3/17 at 100.00         BBB            634,305
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

                Lancaster Higher Education Authority, Pennsylvania, Revenue
                Bonds, Franklin and Marshall College, Series 2003C:
        1,340    5.250%, 4/15/15                                                      4/13 at 100.00          A+          1,382,920
        1,960    5.250%, 4/15/17                                                      4/13 at 100.00          A+          1,995,437

        1,000   Pennsylvania State University, General Revenue Bonds,                 9/15 at 100.00          AA            953,870
                 Series 2005, 5.000%, 9/01/29

        2,625   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             6/16 at 100.00          AA          2,507,531
                 Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                Ordinance, Fifth Series 2004A-1:
        4,505    5.000%, 9/01/21 - FSA Insured (UB)                                   9/14 at 100.00         AAA          4,332,594
        4,735    5.000%, 9/01/22 - FSA Insured (UB)                                   9/14 at 100.00         AAA          4,510,561

        8,405   Philadelphia Redevelopment Authority, Pennsylvania,                   4/09 at 102.00         N/R          6,616,500
                 Multifamily Housing Mortgage Revenue Bonds, Cricket Court
                 Apartments, Series 1998A, 6.200%, 4/01/25
                 (Alternative Minimum Tax)

       14,000   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA         15,087,100
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.250%, 6/01/24 (Pre-refunded 6/01/13) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,550   Total Pennsylvania                                                                                       38,020,818
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue        8/17 at 100.00          A+          2,173,450
                 Bonds, Series 2007A, 5.250%, 8/01/57
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 7.0% (4.2% OF TOTAL INVESTMENTS)

        8,610   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00         AA-          8,213,854
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/24

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2008, Trust 3219:
        1,275    13.987%, 12/01/18 (IF)                                              12/13 at 100.00          AA          1,327,530
          895    14.059%, 12/01/20 (IF)                                              12/13 at 100.00          AA            881,879
          465    14.041%, 12/01/21 (IF)                                              12/13 at 100.00          AA            446,047

                Lexington County Health Service District, South Carolina, Hospital
                Revenue Bonds, Series 2004:
        1,805    6.000%, 5/01/19 (Pre-refunded 5/01/14)                               5/14 at 100.00      A+ (4)          1,998,731
        2,400    5.500%, 5/01/24 (Pre-refunded 5/01/14)                               5/14 at 100.00      A+ (4)          2,598,576


                                       29


NPI

Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
$      13,345    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)        $14,798,938
        1,655    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)          1,862,074

        4,150   Tobacco Settlement Revenue Management Authority,                        No Opt. Call     BBB (4)          4,544,997
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/30 (ETM)

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
        7,975    6.000%, 5/15/22 (Pre-refunded 5/15/12)                               5/12 at 100.00     BBB (4)          8,294,239
        7,500    6.375%, 5/15/28 (Pre-refunded 5/15/16)                               5/16 at 100.00     BBB (4)          8,037,075

------------------------------------------------------------------------------------------------------------------------------------
       50,075   Total South Carolina                                                                                     53,003,940
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.4% (0.8% OF TOTAL INVESTMENTS)

        6,400   Johnson City Health and Educational Facilities Board,                 7/16 at 100.00        BBB+          4,509,440
                 Tennessee, Revenue Bonds, Mountain States Health Alliance,
                 Series 2006A, 5.500%, 7/01/36

        6,100   Knox County Health, Educational and Housing Facilities Board,          1/17 at 31.68          A-            572,058
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant
                 Health, Series 2006, 0.000%, 1/01/40

          410   Sullivan County Health Educational and Housing Facilities Board,      9/16 at 100.00        BBB+            269,571
                 Tennessee, Revenue Bonds, Wellmont Health System,
                 Series 2006C, 5.250%, 9/01/36

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
        1,300    5.500%, 11/01/37                                                    11/17 at 100.00         N/R            964,184
        3,000    5.500%, 11/01/46                                                    11/17 at 100.00         N/R          2,158,230

        1,965   Tennessee Housing Development Agency, Homeownership Program           7/13 at 100.00          AA          1,770,052
                 Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       19,175   Total Tennessee                                                                                          10,243,535
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 17.1% (10.3% OF TOTAL INVESTMENTS)

        5,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/12 at 100.00        CCC+          1,706,000
                 Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                 (Alternative Minimum Tax)

        3,203   Austin Housing Finance Corporation, Texas, GNMA Collateralized       12/10 at 105.00         Aaa          3,182,245
                 Multifamily Housing Revenue Bonds, Fairway Village Project,
                 Series 2000A, 7.375%, 6/20/35 (Alternative Minimum Tax)

        8,840   Board of Regents, University of Texas System, Financing System        2/17 at 100.00         AAA          6,817,850
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        2,150   Brazos River Authority, Texas, Pollution Control Revenue Bonds,      10/13 at 101.00        Caa1          1,384,622
                 TXU Energy Company LLC Project, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

          175   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA            181,388
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                 Series 2000, 6.000%, 2/15/16

          650   Harlingen Housing Finance Corporation, Texas, GNMA/FNMA Single        9/10 at 105.00         AAA            664,073
                 Family Mortgage Revenue Bonds, Series 2000A, 6.700%, 9/01/33
                 (Alternative Minimum Tax)

        2,395   Harris County Hospital District, Texas, Revenue Refunding Bonds,        No Opt. Call          AA          2,471,808
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured

          580   Harris County Hospital District, Texas, Revenue Refunding Bonds,        No Opt. Call      AA (4)            595,521
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

       19,125   Harris County Hospital District, Texas, Revenue Refunding Bonds,      8/10 at 100.00      AA (4)         20,046,443
                 Series 2000, 6.000%, 2/15/15 (Pre-refunded 8/15/10) -
                 MBIA Insured

        4,000   Harris County-Houston Sports Authority, Texas, Junior Lien Revenue   11/11 at 100.00          AA          3,239,000
                 Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 MBIA Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,000   Houston, Texas, First Lien Combined Utility System Revenue Bonds,     5/14 at 100.00          AA        $ 4,865,250
                 Series 2004A, 5.250%, 5/15/25 - MBIA Insured

        6,000   Houston, Texas, General Obligation Public Improvement Bonds,          3/11 at 100.00         AAA          6,260,040
                 Series 2001B, 5.500%, 3/01/15 - FSA Insured

       13,975   Hutto Independent School District, Williamson County, Texas,          8/16 at 100.00         AAA         11,790,847
                 General Obligation Bonds, Series 2007A, 4.750%, 8/01/43

                Kerrville Health Facilities Development Corporation, Texas, Revenue
                Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
        2,000    5.250%, 8/15/21                                                        No Opt. Call        BBB-          1,705,680
        2,800    5.125%, 8/15/26                                                        No Opt. Call        BBB-          2,194,696

        1,505   Lower Colorado River Authority, Texas, Contract Revenue Refunding     5/13 at 100.00          AA          1,495,895
                 Bonds, Transmission Services Corporation, Series 2003C,
                 5.250%, 5/15/23 - AMBAC Insured

          245   Lower Colorado River Authority, Texas, Revenue Refunding and          5/13 at 100.00      AA (4)            265,950
                 Improvement Bonds, Series 2003, 5.250%, 5/15/24
                 (Pre-refunded 5/15/13) - AMBAC Insured

        3,155   Lower Colorado River Authority, Texas, Revenue Refunding and          5/13 at 100.00          AA          3,105,561
                 Improvement Bonds, Series 2003, 5.250%, 5/15/24 -
                 AMBAC Insured

        5,650   North Texas Thruway Authority, Second Tier System Revenue             1/18 at 100.00          A3          4,769,956
                 Refunding Bonds, Series 2008, 5.750%, 1/01/38

       11,000   Pearland Independent School District, Brazoria County, Texas,         2/17 at 100.00         AAA          7,788,660
                 General Obligation Bonds, Tender Option Bond Trust 1124,
                 6.314%, 2/15/32 (IF)

        2,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,      11/15 at 100.00        Caa1          1,133,080
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

       12,130   Tarrant County Cultural & Educational Facilities Financing            2/17 at 100.00         AA-          9,858,051
                 Corporation, Texas, Revenue Bonds, Series 2007A,
                 5.000%, 2/15/36 (UB)

       10,810   Tarrant County Health Facilities Development Corporation, Texas,     12/10 at 105.00         Aaa         10,893,994
                 GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview
                 Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing
                 Center, Lynnhaven Nursing Center and Mission Oaks Manor,
                 Series 2000A-1, 7.625%, 12/20/32

        4,000   Tarrant County Health Facilities Development Corporation, Texas,     11/10 at 101.00      A+ (4)          4,373,240
                 Hospital Revenue Bonds, Adventist Health System - Sunbelt
                 Obligated Group, Series 2000, 6.700%, 11/15/30
                 (Pre-refunded 11/15/10)

        5,000   Tarrant Regional Water District, Texas, Water Revenue Refunding       3/13 at 100.00         AAA          5,221,850
                 and Improvement Bonds, Series 1999, 5.250%, 3/01/17 -
                 FSA Insured

        2,985   Texas State, General Obligation Bonds, Series 2008,                   4/17 at 100.00         Aa1          2,461,998
                 Trust 3213, 10.466%, 4/01/33 (IF)

       25,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central             No Opt. Call          AA          8,698,000
                 Texas Turnpike System, Series 2002A, 0.000%, 8/15/24 -
                 AMBAC Insured

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,            7/15 at 100.00        Baa3          2,071,425
                 Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
      161,873   Total Texas                                                                                             129,243,123
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.1% (0.1% OF TOTAL INVESTMENTS)

          470   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/09 at 101.00         AAA            467,876
                 Series 1997F, 5.750%, 7/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        4,725   Virginia Beach Development Authority, Virginia, Multifamily          10/14 at 100.00         N/R          4,174,018
                 Residential Rental Housing Revenue Bonds, Mayfair Apartments I
                 and II, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       31


NPI

Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.3% (2.0% OF TOTAL INVESTMENTS)

$       2,500   Energy Northwest, Washington, Electric Revenue Refunding Bonds,       7/12 at 100.00         Aaa        $ 2,645,500
                 Columbia Generating Station - Nuclear Project 2, Series 2002C,
                 5.750%, 7/01/17 - MBIA Insured

        3,125   Skagit County Public Hospital District 1, Washington, General         6/14 at 100.00          A2          3,092,031
                 Obligation Bonds, Series 2004A, 5.375%, 12/01/20 -
                 MBIA Insured

        5,000   Snohomish County, Washington, Limited Tax General Obligation         12/11 at 100.00          AA          4,936,550
                 Bonds, Series 2001, 5.250%, 12/01/26 - MBIA Insured

        4,750   Washington State Healthcare Facilities Authority, Revenue Bonds,     11/08 at 101.00         Aa3          3,945,065
                 Swedish Health Services, Series 1998, 5.125%, 11/15/22 -
                 AMBAC Insured

        1,770   Washington State Tobacco Settlement Authority, Tobacco Settlement     6/13 at 100.00         BBB          1,574,840
                 Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26

        6,480   Washington State, Motor Vehicle Fuel Tax General Obligation Bonds,      No Opt. Call         AA+          2,707,214
                 Series 2002-03C, 0.000%, 6/01/24 - MBIA Insured

       11,000   Washington, General Obligation Bonds, Series 2000S-5,                   No Opt. Call         AA+          6,060,560
                 0.000%, 1/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       34,625   Total Washington                                                                                         24,961,760
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.9% (2.4% OF TOTAL INVESTMENTS)

                Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue
                Bonds, Public Schools, Series 2003A:
        1,000    5.125%, 8/01/22 (Pre-refunded 8/01/13) - AMBAC Insured               8/13 at 100.00      AA (4)          1,081,310
          750    5.125%, 8/01/23 (Pre-refunded 8/01/13) - AMBAC Insured               8/13 at 100.00      AA (4)            810,983

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        7/11 at 100.00          A-            972,290
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21

        9,000   Wisconsin Health and Educational Facilities Authority, Revenue        4/13 at 100.00        BBB+          8,001,990
                 Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33

        2,175   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 100.00         BBB          2,116,493
                 Bonds, Carroll College Inc., Series 2001, 6.125%, 10/01/16

          790   Wisconsin Health and Educational Facilities Authority, Revenue        5/16 at 100.00         BBB            563,886
                 Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

        6,025   Wisconsin Health and Educational Facilities Authority, Revenue        9/13 at 100.00    BBB+ (4)          6,732,275
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2003A, 6.000%, 9/01/22 (Pre-refunded 9/01/13)

        4,995   Wisconsin Health and Educational Facilities Authority, Revenue        9/17 at 100.00        BBB+          3,511,235
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2007, 5.000%, 9/01/33

        2,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/16 at 100.00          A-          1,252,460
                 Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                 5.250%, 8/15/34

        2,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-          1,400,560
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.250%, 8/15/25

                Wisconsin, General Obligation Bonds, Series 2004-3:
          175    5.250%, 5/01/19 - FGIC Insured                                       5/14 at 100.00         Aa3            179,702
        1,265    5.250%, 5/01/21 - FGIC Insured                                       5/14 at 100.00          AA          1,280,041

        1,545   Wisconsin, General Obligation Bonds, Series 2004-3,                   5/14 at 100.00     Aa3 (4)          1,680,172
                 5.250%, 5/01/19 (Pre-refunded 5/01/14) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,720   Total Wisconsin                                                                                          29,583,397
------------------------------------------------------------------------------------------------------------------------------------


                WYOMING - 0.3% (0.2% OF TOTAL INVESTMENTS)

        3,900   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00         BBB          2,548,182
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$   1,534,235    Total Long-Term Investments (cost $1,361,823,561) - 164.1%                                           1,241,662,341
=============-----------------------------------------------------------------------------------------------------------------------


                                       32



    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                          RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.0% (0.6% OF TOTAL INVESTMENTS)

$       7,751   King County, Washington, Sewer Revenue Bonds, Series 2001,                                   AA+     $    7,778,372
                 Trust 554, Variable Rate Demand Obligations, 3.000%, 1/01/19 -
                 FGIC Insured (6)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $7,778,372)                                                            7,778,372
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,369,601,933) - 165.1%                                                      1,249,440,713
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (13.1)%                                                                     (98,904,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                     21,695,289
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.9)% (7)                                                   (415,450,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  756,782,002
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2008:
                                    FUND                                       FIXED RATE                                UNREALIZED
                 NOTIONAL    PAY/RECEIVE      FLOATING RATE    FIXED RATE         PAYMENT    EFFECTIVE   TERMINATION   APPRECIATION
 COUNTERPARTY      AMOUNT  FLOATING RATE              INDEX   (ANNUALIZED)      FREQUENCY      DATE (8)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank    $23,000,000        Receive  3-Month USD-LIBOR         5.320%  Semi-Annually      1/15/09       1/15/38    $(3,082,340)
  of Canada
====================================================================================================================================
USD-LIBOR - (United States Dollar-London Inter-Bank Offered Rate).

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.3%.

               (8) Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NPM

Nuveen Premium Income Municipal Fund 2, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.6% (2.7% OF TOTAL INVESTMENTS)

$       6,995   Alabama Special Care Facilities Financing Authority, Revenue         11/16 at 100.00          AA        $ 5,718,343
                 Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        3,600    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1          3,080,916
        1,000    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1            721,450

        4,000   Birmingham Waterworks And Sewer Board, Alabama, Water and             1/17 at 100.00          A+          1,527,360
                 Sewer Revenue Bonds, Tender Option Bond Trust 2707,
                 0.596%, 1/01/39 - AMBAC Insured (IF)

        1,960   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB          1,361,122
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

        1,690   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00      A3 (4)          1,838,196
                 Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C,
                 5.250%, 11/15/29 (Pre-refunded 11/15/14)

        8,255   University of South Alabama, Student Tuition Revenue Bonds,           3/14 at 100.00          A1          7,937,595
                 Series 2004, 5.000%, 3/15/24 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,500   Total Alabama                                                                                            22,184,982
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 0.7% (0.4% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue Bonds,
                John C. Lincoln Health Network, Series 2005B:
          200    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            162,202
          265    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            211,550

        1,265   Pima County Industrial Development Authority, Arizona, Lease          1/09 at 100.00         Aaa          1,271,312
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

        2,750   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue           No Opt. Call         AA-          1,665,043
                 Bonds, Series 2007, 5.000%,12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        4,480   Total Arizona                                                                                             3,310,107
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington       2/15 at 100.00        Baa1            776,720
                 Regional Medical Center, Series 2005B, 5.000%, 2/01/25
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 17.8% (10.4% OF TOTAL INVESTMENTS)

        5,690   California Department of Veterans Affairs, Home Purchase Revenue      6/12 at 101.00          AA          5,680,668
                 Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC Insured

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
        4,000    6.000%, 5/01/15 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          4,448,160
        5,500    5.375%, 5/01/21 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          6,002,590

                California Educational Facilities Authority, Revenue Refunding Bonds,
                Loyola Marymount University, Series 2001A:
        3,255    0.000%, 10/01/23 - MBIA Insured                                        No Opt. Call          A2          1,343,729
        5,890    0.000%, 10/01/24 - MBIA Insured                                        No Opt. Call          A2          2,270,359
        7,615    0.000%, 10/01/25 - MBIA Insured                                        No Opt. Call          A2          2,742,009

        3,740   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          3,168,341
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$         795   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-        $   459,264
                 Sutter Health, Tender Option Bond Trust 3175,
                 11.475%, 11/15/42 (IF)

        2,055   California Infrastructure Economic Development Bank,                 10/14 at 100.00         AA+          2,048,136
                 Infrastructure State Revolving Fund Revenue Bonds, Series 2004,
                 5.000%, 10/01/21

        1,000   California Statewide Community Development Authority, Revenue         7/15 at 100.00         BBB            648,320
                 Bonds, Daughters of Charity Health System, Series 2005A,
                 5.000%, 7/01/39

        4,955   California Statewide Community Development Authority, Revenue         5/18 at 100.00         AA-          3,311,796
                 Bonds, Sutter Health, Tender Option Bond Trust 3175,
                 11.640%, 11/15/48 (IF)

        2,500   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA+          2,672,600
                 5.250%, 7/01/14

        8,000   California, General Obligation Bonds, Series 2004, 5.125%, 2/01/25    2/14 at 100.00          A+          7,696,323

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          1,738,807
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        2,500   Fontana Public Financing Authority, California, Tax Allocation       10/15 at 100.00          AA          2,330,378
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/23 - AMBAC Insured

       30,000   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA         15,912,898
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)

        1,385   Fullerton Public Financing Authority, California, Tax Allocation      9/15 at 100.00          AA          1,250,117
                 Revenue Bonds, Series 2005, 5.000%, 9/01/27 - AMBAC Insured

        1,000   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB            658,280
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

                Perris, California, Special Tax Bonds, Community Facilities
                District 2001-1, May Farms Improvement Area 4, Series 2005A:
        1,420    5.000%, 9/01/25                                                      9/15 at 102.00         N/R          1,047,491
          435    5.100%, 9/01/30                                                      9/15 at 102.00         N/R            308,828

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          250    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            206,880
          275    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            220,479

        2,220   San Diego Redevelopment Agency, California, Subordinate Lien          9/14 at 100.00          A3          2,158,040
                 Tax Allocation Bonds, Centre City Project, Series 2004A,
                 5.000%, 9/01/20 - SYNCORA GTY Insured

          960   San Francisco Redevelopment Agency, California, Hotel Tax             1/09 at 100.00         AAA            976,090
                 Revenue Bonds, Series 1994, 6.750%, 7/01/25 - FSA Insured

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
        4,595    0.000%, 1/15/32 - MBIA Insured                                         No Opt. Call          AA            958,425
       32,400    0.000%, 1/15/34 - MBIA Insured                                         No Opt. Call          AA          5,860,836

        6,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,      8/14 at 100.00          AA          5,979,540
                 Merged Area Redevelopment Project, Series 2004A,
                 5.250%, 8/01/19 - MBIA Insured

        3,000   Walnut Energy Center Authority, California, Electric Revenue          1/14 at 100.00          AA          2,720,880
                 Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      143,335   Total California                                                                                         84,820,264
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 2.4% (1.4% OF TOTAL INVESTMENTS)

        1,700   Centennial Water and Sanitation District, Colorado, Water and        12/14 at 100.00          AA          1,656,344
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/22 -
                 FGIC Insured

                Colorado Health Facilities Authority, Revenue Bonds, Evangelical
                Lutheran Good Samaritan Society, Series 2005:
        1,745    5.250%, 6/01/23                                                      6/16 at 100.00          A-          1,473,670
          475    5.000%, 6/01/29                                                      6/16 at 100.00          A-            358,701

          400   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley    3/15 at 100.00        BBB+            293,072
                 Health Care, Series 2005F, 5.000%, 3/01/25


                                       35


NPM

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$          15   Colorado Housing Finance Authority, Single Family Program Senior     12/08 at 103.50         Aaa        $    15,387
                 Bonds, Series 1995D, 7.375%, 6/01/26 (Alternative Minimum Tax)

          355   Denver City and County, Colorado, Airport System Revenue Bonds,         No Opt. Call          A+            377,986
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

        6,925   Denver Convention Center Hotel Authority, Colorado, Senior           11/16 at 100.00        BBB-          5,775,312
                 Revenue Bonds, Convention Center Hotel, Series 2006,
                 5.125%, 12/01/25 - SYNCORA GTY Insured

        1,700   Denver, Colorado, FHA-Insured Multifamily Housing Revenue Bonds,      4/09 at 101.00          AA          1,513,136
                 Boston Lofts Project, Series 1997A, 5.750%, 10/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       13,315   Total Colorado                                                                                           11,463,608
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 1.0% (0.6% OF TOTAL INVESTMENTS)

        5,000   Connecticut, Special Tax Obligation Transportation Infrastructure     1/14 at 100.00          AA          4,999,650
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 3.1% (1.8% OF TOTAL INVESTMENTS)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       11,720    0.000%, 4/01/27 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 39.61      AA (4)          4,291,278
       13,780    0.000%, 4/01/28 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 37.21      AA (4)          4,740,182
       15,855    0.000%, 4/01/29 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 35.07      AA (4)          5,139,874

        1,335   Washington Convention Center Authority, District of Columbia,        10/16 at 100.00          AA            627,597
                 Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                 Residuals 1606, 1.947%, 10/01/30 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       42,690   Total District of Columbia                                                                               14,798,931
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 2.4% (1.4% OF TOTAL INVESTMENTS)

        4,230   Brevard County Health Facilities Authority, Florida, Revenue Bonds,   4/16 at 100.00          A2          3,051,311
                 Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        2,500   Escambia County Health Facilities Authority, Florida, Health         10/10 at 100.00        Baa1          2,144,450
                 Facility Revenue Refunding Bonds, Baptist Hospital and Baptist Manor,
                 Series 1998, 5.125%, 10/01/19

          555   Florida Housing Finance Corporation, Homeowner Mortgage Revenue       1/10 at 100.00         AAA            521,484
                 Bonds, Series 2000-11, 5.850%, 1/01/22 - FSA Insured
                 (Alternative Minimum Tax)

        3,600   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          2,415,780
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

        1,700   Miami-Dade County, Florida, Beacon Tradeport Community                5/12 at 102.00        BBB+          1,461,966
                 Development District, Special Assessment Bonds, Commercial
                 Project, Series 2002A, 5.625%, 5/01/32 - RAAI Insured

        2,455   South Miami Health Facilities Authority, Florida, Hospital Revenue,   8/17 at 100.00         AA-          1,931,471
                 Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       15,040   Total Florida                                                                                            11,526,462
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 2.0% (1.1% OF TOTAL INVESTMENTS)

          500   Chatham County Hospital Authority, Savannah, Georgia, Hospital        1/14 at 100.00         BBB            332,595
                 Revenue Bonds, Memorial Health University Medical Center Inc.,
                 Series 2004A, 5.375%, 1/01/26

           10   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA             10,914
                 Revenue Bonds, Series 2003A, 5.250%, 11/01/15
                 (Pre-refunded 11/01/13) - MBIA Insured

                Municipal Electric Authority of Georgia, Combustion Turbine
                Revenue Bonds, Series 2003A:
        3,405    5.250%, 11/01/15 - MBIA Insured                                     11/13 at 100.00          AA          3,565,205
        3,365    5.000%, 11/01/18 - MBIA Insured                                     11/13 at 100.00          AA          3,402,049

        2,235   Richmond County Development Authority, Georgia, Revenue Bonds,       12/14 at 100.00          AA          2,031,771
                 Medical College of Georgia, Cancer Research Center Project,
                 Series 2004A, 5.000%, 12/15/24 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,515   Total Georgia                                                                                             9,342,534
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 1.0% (0.6% OF TOTAL INVESTMENTS)

$         150   Idaho Housing Agency, Senior Lien Single Family Mortgage Bonds,       1/09 at 100.00         Aaa        $   152,594
                 Series 1995F, 6.450%, 7/01/27 (Alternative Minimum Tax)

        3,150   Idaho Housing and Finance Association, GNMA Housing Revenue           3/12 at 105.00         Aaa          3,050,460
                 Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1,
                 7.250%, 3/20/37

          200   Idaho Housing and Finance Association, Single Family Mortgage         1/09 at 100.00         Aa1            203,480
                 Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative Minimum Tax)

          165   Idaho Housing and Finance Association, Single Family Mortgage         1/10 at 100.00         Aa2            167,643
                 Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)

          295   Idaho Housing and Finance Association, Single Family Mortgage         7/10 at 100.00         Aaa            295,074
                 Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)

        1,000   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-            725,420
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
        4,960   Total Idaho                                                                                               4,594,671
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 15.3% (8.9% OF TOTAL INVESTMENTS)

        5,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call          AA          2,571,950
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 0.000%, 12/01/20 - FGIC Insured

       22,670   Chicago, Illinois, General Obligation Bonds, City Colleges,             No Opt. Call          AA          8,981,401
                 Series 1999, 0.000%, 1/01/25 - FGIC Insured

        1,175   Chicago, Illinois, GNMA Collateralized Multifamily Housing            6/09 at 102.00         Aaa          1,079,508
                 Revenue Bonds, Bryn Mawr-Belle Shores Project, Series 1997,
                 5.800%, 6/01/23 (Alternative Minimum Tax)

        2,875   Chicago, Illinois, Tax Increment Allocation Bonds, Read-Dunning       1/09 at 100.00         N/R          2,876,495
                 Redevelopment Project, Series 1996B, 7.250%, 1/01/14

        2,815   Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary           1/09 at 100.00         N/R          2,818,744
                 Drainage and Ship Canal Redevelopment Project, Series 1997A,
                 7.750%, 1/01/14

        4,865   Cook County Community Consolidated School District 15, Palatine,        No Opt. Call     Aa3 (4)          2,404,526
                 Illinois, General Obligation Bonds, Series 2001,
                 0.000%, 12/01/20 - FGIC Insured (ETM)

        2,575   Cook County Community High School District 219, Niles Township,         No Opt. Call          A2          1,272,694
                 Illinois, General Obligation Capital Appreciation Bonds,
                 Series 2001, 0.000%, 12/01/20 - MBIA Insured

        3,615   Cook County Community High School District 219, Niles Township,         No Opt. Call      A2 (4)          1,933,121
                 Illinois, General Obligation Capital Appreciation Bonds,
                 Series 2001, 0.000%, 12/01/20 - MBIA Insured (ETM)

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        2,000    5.250%, 11/15/14                                                     5/14 at 100.00           A          1,929,780
        4,420    5.250%, 11/15/15                                                     5/14 at 100.00           A          4,196,083

          395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-            305,758
                 Series 2006, 5.125%, 1/01/25

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical  5/12 at 100.00        Baa3            771,390
                 Center, Series 2002, 5.500%, 5/15/32

        3,090   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/13 at 100.00          A-          2,795,987
                 Hospital, Series 2003, 6.000%, 7/01/33

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call         Aa3          3,177,210
                 Lutheran General Health System, Series 1993C,
                 6.000%, 4/01/18

                Illinois Housing Development Authority, Housing Finance Bonds,
                Series 2000A:
          260    5.750%, 9/01/10 (Alternative Minimum Tax)                            3/10 at 100.00          AA            264,917
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                            3/10 at 100.00          AA          1,164,648

       11,000   Illinois, General Obligation Bonds, Illinois FIRST Program,             No Opt. Call          AA         11,472,010
                 Series 2001, 6.000%, 11/01/26 - FGIC Insured

        2,000   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00          AA          2,051,480
                 Series 2002, 5.500%, 2/01/18 - FGIC Insured


                                       37


NPM

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Lake County Community Unit School District 60, Waukegan,
                Illinois, General Obligation Refunding Bonds, Series 2001B:
$       3,230    0.000%, 11/01/19 - FSA Insured                                         No Opt. Call         Aaa        $ 1,790,324
        1,740    0.000%, 11/01/21 - FSA Insured                                         No Opt. Call         Aaa            844,370

        4,020   Lake, Cook, Kane and McHenry Counties Community Unit School             No Opt. Call         AAA          4,207,573
                 District 220, Barrington, Illinois, School Refunding Bonds,
                 Series 2002, 5.250%, 12/01/20 - FSA Insured (UB)

                Lombard Public Facilities Corporation, Illinois, Second Tier
                Conference Center and Hotel Revenue Bonds, Series 2005B:
          855    5.250%, 1/01/25                                                      1/16 at 100.00          AA            793,320
        1,750    5.250%, 1/01/30                                                      1/16 at 100.00          AA          1,578,185

       17,945   McHenry and Kane Counties Community Consolidated School                 No Opt. Call         N/R          7,809,126
                 District 158, Huntley, Illinois, General Obligation Bonds,
                 Series 2003, 0.000%, 1/01/22 - FGIC Insured

        2,910   McHenry County Community High School District 154, Marengo,             No Opt. Call          A1          1,420,837
                 Illinois, Capital Appreciation School Bonds, Series 2001,
                 0.000%, 1/01/21 - FGIC Insured

        2,540   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,  6/12 at 101.00         AAA          2,431,110
                 McCormick Place Expansion Project, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      108,990   Total Illinois                                                                                           72,942,547
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.3% (1.9% OF TOTAL INVESTMENTS)

        1,000   Ball State University, Indiana, Student Fee Revenue Bonds,            1/12 at 100.00      A+ (4)          1,082,600
                 Series 2002K, 5.750%, 7/01/20 (Pre-refunded 1/01/12) -
                 FGIC Insured

        3,500   Indiana Bond Bank, Special Program Bonds, East Chicago                2/10 at 101.00      AA (4)          3,702,300
                 Facilities Building Corporation, Series 2000A, 6.125%, 2/01/25
                 (Pre-refunded 2/01/10) - AMBAC Insured

                Indiana Transportation Finance Authority, Highway Revenue Bonds,
                Series 2000:
          805    5.375%, 12/01/25 (Pre-refunded 12/01/10)                            12/10 at 100.00     AA+ (4)            851,529
        4,195    5.375%, 12/01/25 (Pre-refunded 12/01/10)                            12/10 at 100.00     AA+ (4)          4,437,471

                Indiana University, Student Fee Revenue Bonds, Series 2004P:
        2,750    5.000%, 8/01/22 - AMBAC Insured                                      8/14 at 100.00         Aa1          2,727,670
        1,600    5.000%, 8/01/24 - AMBAC Insured                                      8/14 at 100.00         Aa1          1,567,440

        1,550   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/15 at 100.00        BBB-          1,261,173
                 Madison Center Inc., Series 2005, 5.250%, 2/15/23

------------------------------------------------------------------------------------------------------------------------------------
       15,400   Total Indiana                                                                                            15,630,183
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.8% (1.1% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          2,001,340
                 Medical Center, Series 2000, 6.250%, 7/01/25

        8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          4,704,080
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42

        2,000   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         AAA          2,114,960
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25
                 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       12,000   Total Iowa                                                                                                8,820,380
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

           95   Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized              No Opt. Call         Aaa             96,720
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 6.4% (3.7% OF TOTAL INVESTMENTS)

          275   Bossier Public Trust Financing Authority, Louisiana, Single           2/09 at 100.00         AAA            282,189
                 Family Mortgage Revenue Refunding Bonds, Series 1995B,
                 6.125%, 8/01/28

        2,105   East Baton Rouge Parish Mortgage Finance Authority, Louisiana,        4/09 at 100.50         Aaa          2,123,061
                 GNMA/FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1994C, 6.350%, 10/01/28
                 (Alternative Minimum Tax)


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       4,350   Louisiana Citizens Property Insurance Corporation, Assessment         6/16 at 100.00          AA        $ 4,092,002
                 Revenue Bonds, Series 2006, 5.000%, 6/01/22 - AMBAC Insured

        4,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          3,162,280
                 Franciscan Missionaries of Our Lady Health System, Series 2005A,
                 5.250%, 8/15/31

        2,700   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner         5/17 at 100.00          A3          2,103,867
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2006A:
       14,550    4.750%, 5/01/39 - FSA Insured (UB)                                   5/16 at 100.00         AAA         11,811,254
        5,920    4.500%, 5/01/41 - FGIC Insured (UB)                                  5/16 at 100.00         Aa3          4,538,804

        2,485   Orleans Levee District, Louisiana, Levee District General Obligation 12/08 at 100.00         AAA          2,488,131
                 Bonds, Series 1986, 5.950%, 11/01/15 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       36,385   Total Louisiana                                                                                          30,601,588
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.9% (0.5% OF TOTAL INVESTMENTS)

        1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00        BBB-          1,585,810
                 Bonds, Series 2006A, 5.250%, 9/01/26 - SYNCORA GTY Insured

        1,205   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00        Baa2          1,006,320
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/28 - CIFG Insured

        1,390   Maryland Health and Higher Educational Facilities Authority, Revenue  7/14 at 100.00      A2 (4)          1,494,375
                 Bonds, LifeBridge Health System, Series 2004A,
                 5.250%, 7/01/19 (Pre-refunded 7/01/14)

------------------------------------------------------------------------------------------------------------------------------------
        4,460   Total Maryland                                                                                            4,086,505
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 8.0% (4.7% OF TOTAL INVESTMENTS)

        1,920   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R          1,816,608
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

        1,595   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R          1,392,770
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

        1,000   Massachusetts Development Finance Authority, Revenue Bonds,          10/14 at 100.00         BBB            777,570
                 Hampshire College, Series 2004, 5.700%, 10/01/34

        9,175   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          7,369,360
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 5.700%, 10/01/25 - RAAI Insured

        1,100   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         BBB            967,450
                 Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                 5.625%, 7/01/20

        2,645   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         N/R          2,158,267
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 - FGIC Insured

          105   Massachusetts Health and Educational Facilities Authority, Revenue    5/12 at 100.00     N/R (4)            111,927
                 Bonds, New England Medical Center Hospitals, Series 2002H,
                 5.000%, 5/15/25 (Pre-refunded 5/15/12) - FGIC Insured

        3,795   Massachusetts Water Resources Authority, General Revenue Bonds,       2/17 at 100.00         AAA          2,927,729
                 Series 2007A, 4.500%, 8/01/46 - FSA Insured (UB)

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                Series 2002E:
       11,400    5.250%, 1/01/21 (Pre-refunded 1/01/13) - FSA Insured                 1/13 at 100.00         AAA         12,064,618
        1,850    5.250%, 1/01/21 (Pre-refunded 1/01/13) - FSA Insured                 1/13 at 100.00         AAA          1,957,855

                Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,
                Series 2004:
        2,250    5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00       A (4)          2,340,023
        4,000    5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00       A (4)          4,160,040

------------------------------------------------------------------------------------------------------------------------------------
       40,835   Total Massachusetts                                                                                      38,044,217
------------------------------------------------------------------------------------------------------------------------------------


                                       39


NPM

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.5% (2.6% OF TOTAL INVESTMENTS)

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
$       7,660    0.000%, 12/01/21                                                       No Opt. Call         AAA        $ 3,756,924
        7,955    0.000%, 12/01/22                                                       No Opt. Call         AAA          3,659,539
        8,260    0.000%, 12/01/23                                                       No Opt. Call         AAA          3,564,520
        8,575    0.000%, 12/01/24                                                       No Opt. Call         AAA          3,456,411

        1,200   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB            947,796
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        1,500   Michigan State Hospital Finance Authority, Revenue Bonds,            12/16 at 100.00         Aa2          1,285,425
                 Trinity Health Care Group, Series 2006A,
                 5.000%, 12/01/31 (UB)

        1,220   Michigan State Hospital Finance Authority, Revenue Refunding          2/09 at 100.00          BB          1,211,875
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.375%, 8/15/09

          340   Monroe County Hospital Finance Authority, Michigan, Mercy             6/16 at 100.00        Baa3            214,129
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.500%, 6/01/35

        3,270   Romulus Community Schools, Wayne County, Michigan, General            5/13 at 100.00         AA-          3,254,141
                 Obligation Bonds, Series 2003, 5.000%, 5/01/22

------------------------------------------------------------------------------------------------------------------------------------
       39,980   Total Michigan                                                                                           21,350,760
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 4.7% (2.7% OF TOTAL INVESTMENTS)

        8,165   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc.,    7/14 at 100.00          A-          6,996,344
                 Series 2004, 4.950%, 7/01/22

                Minneapolis-St. Paul Housing and Redevelopment Authority,
                Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
        1,000    6.000%, 12/01/18                                                    12/13 at 100.00        Baa1            960,660
        1,050    5.875%, 12/01/29                                                    12/13 at 100.00        Baa1            897,162

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          2,529,672
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 (Pre-refunded 1/01/11) - FGIC Insured

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00       A (4)          3,162,090
                 Minnesota, Subordinate Airport Revenue Bonds, Series 2001C,
                 5.250%, 1/01/26 (Pre-refunded 1/01/11) - FGIC Insured

          310   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/09 at 100.00         Aa1            310,766
                 Series 1995D, 5.950%, 2/01/18 - MBIA Insured

          530   Minnesota Housing Finance Agency, Single Family Mortgage              1/09 at 100.00         AA+            534,240
                 Bonds, Series 1996G, 6.250%, 7/01/26 (Alternative Minimum Tax)

          810   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+            813,645
                 Revenue Bonds, Series 2000C, 6.100%, 7/01/30
                 (Alternative Minimum Tax)

        1,015   Minnesota Housing Finance Agency, Single Family Remarketed            1/11 at 101.00         AA+          1,022,937
                 Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3            966,500
                 Series 2004A, 5.250%, 10/01/19

        1,540   Southern Minnesota Municipal Power Agency, Power Supply System        1/09 at 100.00         Aaa          1,581,087
                 Revenue Bonds, Series 1992B, 5.750%, 1/01/11 (ETM)

        1,620   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health        7/14 at 100.00     N/R (4)          1,779,473
                 Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded 7/01/14)

        1,000   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3            806,060
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

------------------------------------------------------------------------------------------------------------------------------------
       23,440   Total Minnesota                                                                                          22,360,636
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.7% (0.4% OF TOTAL INVESTMENTS)

        3,675   Mississippi Hospital Equipment and Facilities Authority, Revenue      9/14 at 100.00          AA          3,247,451
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 4.8% (2.8% OF TOTAL INVESTMENTS)

$       2,000   Cole County Industrial Development Authority, Missouri, Revenue       2/14 at 100.00         N/R        $ 1,713,420
                 Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.250%, 2/01/24

          200   Hannibal Industrial Development Authority, Missouri, Health           3/16 at 100.00        BBB+            169,840
                 Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

        2,885   Joplin Industrial Development Authority, Missouri, Health Facilities  2/15 at 102.00        BBB+          2,487,245
                 Revenue Bonds, Freeman Health System, Series 2004,
                 5.500%, 2/15/24

        9,000   Kansas City, Missouri, Airport Revenue Bonds, General                 9/12 at 100.00          A+          9,054,180
                 Improvement Projects, Series 2003B, 5.250%, 9/01/17 -
                 FGIC Insured

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780    6.000%, 6/01/20                                                        No Opt. Call        BBB+            701,579
        1,225    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+            823,617

        2,500   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          2,227,425
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

        1,200   Missouri Health and Educational Facilities Authority, Revenue         2/14 at 100.00        BBB+          1,087,560
                 Bonds, Lake Regional Health System, Series 2003,
                 5.125%, 2/15/18

        1,250   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00          AA          1,176,988
                 Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21 -
                 AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        1,250    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00      AA (4)          1,337,675
        2,000    5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00      AA (4)          2,134,060

------------------------------------------------------------------------------------------------------------------------------------
       24,290   Total Missouri                                                                                           22,913,589
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,470   Municipal Energy Agency of Nebraska, Power Supply System              4/13 at 100.00         AAA          1,455,285
                 Revenue Bonds, Series 2003A, 5.250%, 4/01/23 - FSA Insured

        1,050   Omaha Public Power District, Nebraska, Separate Electric System       2/17 at 100.00         AAA            933,072
                 Revenue Bonds, Nebraska City 2, Series 2006A, Trust 11673,
                 14.495%, 2/01/49 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
        2,520   Total Nebraska                                                                                            2,388,357
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.4% (2.6% OF TOTAL INVESTMENTS)

       10,410   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00      AA (4)         11,277,986
                 Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) -
                 MBIA Insured

        5,795   Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement      7/13 at 100.00          AA          5,613,095
                 Revenue Bonds, Series 2003, 5.000%, 7/01/23 - AMBAC Insured

        4,000   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,         7/14 at 100.00         Aa3          3,677,600
                 Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

        1,000   Director of Nevada State Department of Business and Industry,         1/10 at 100.00          AA            601,140
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,205   Total Nevada                                                                                             21,169,821
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 7.3% (4.3% OF TOTAL INVESTMENTS)

        5,480   Essex County Improvement Authority, New Jersey, Lease Revenue        12/13 at 100.00         Aaa          5,544,828
                 Bonds, Series 2003, 5.125%, 12/15/20 - FSA Insured

          135   Essex County Improvement Authority, New Jersey, Lease Revenue        12/13 at 100.00         Aaa            146,718
                 Bonds, Series 2003, 5.125%, 12/15/20 (Pre-refunded 12/15/13) -
                 FSA Insured

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        1,325    5.250%, 9/01/24                                                      9/15 at 100.00         AA-          1,326,405
        1,000    5.250%, 9/01/26                                                      9/15 at 100.00         AA-            993,060


                                       41


NPM

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$         520   New Jersey Health Care Facilities Financing Authority, New Jersey,    7/18 at 100.00        Baa2        $   404,326
                 Revenue Bonds, Saint Peters University Hospital, Series 2007,
                 5.750%, 7/01/37

        3,675   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/08 at 100.75         Aaa          3,091,925
                 Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 -
                 AMBAC Insured (Alternative Minimum Tax)

        3,400   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          3,730,310
                 System Bonds, Series 2003C, 5.500%, 6/15/22
                 (Pre-refunded 6/15/13)

        3,425   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          3,464,936
                 System Bonds, Series 2006A, 5.250%, 12/15/20

        4,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00          AA          3,952,680
                 5.000%, 1/01/19 - FGIC Insured

        3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          3,009,270
                 5.000%, 1/01/24 - FSA Insured (UB)

       10,500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/17 at 100.00         BBB          6,594,735
                 Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29

        3,185   Union County Utilities Authority, New Jersey, Solid Waste Facility   12/08 at 101.00          AA          2,735,883
                 Subordinate Lease Revenue Bonds, Ogden Martin Systems of
                 Union Inc., Series 1998A, 5.350%, 6/01/23 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       39,645   Total New Jersey                                                                                         34,995,076
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 11.5% (6.7% OF TOTAL INVESTMENTS)

        5,000   Dormitory Authority of the State of New York, FHA-Insured Revenue     2/15 at 100.00          AA          4,265,500
                 Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/28 -
                 FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Marymount Manhattan College, Series 1999:
        1,975    6.375%, 7/01/16 - RAAI Insured                                       7/09 at 101.00        BBB+          2,035,001
        2,080    6.375%, 7/01/17 - RAAI Insured                                       7/09 at 101.00        BBB+          2,143,190

        1,500   Dormitory Authority of the State of New York, State and Local         7/14 at 100.00         AA-          1,528,935
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2004B, 5.250%, 7/01/19

        1,250   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00           A          1,133,963
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/30

         150    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00           AA             61,782
                 Bonds, Driver Trust 1649, 2006, 4.745%, 2/15/47 -
                 MBIA Insured (IF)

        4,580   Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00           AA          3,259,449
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        3,300   Long Island Power Authority, New York, Electric System General       11/16 at 100.00          AA          2,453,253
                 Revenue Bonds, Series 2006F, 4.250%, 5/01/33 -
                 MBIA Insured (UB)

        2,500   New York City Transitional Finance Authority, New York, Future Tax    2/14 at 100.00         AAA          2,504,400
                 Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Tender Option Bond Trust 3218:
        1,720    12.996%, 8/01/23 (IF)                                                8/13 at 100.00         AAA          1,708,132
        1,815    13.003%, 8/01/24 (IF)                                                8/13 at 100.00         AAA          1,767,592

           35   New York City, New York, General Obligation Bonds,                      No Opt. Call          AA             35,543
                 Fiscal Series 1996J, 5.500%, 2/15/26

        2,150   New York City, New York, General Obligation Bonds,                    3/15 at 100.00          AA          2,032,739
                 Fiscal Series 2005J, 5.000%, 3/01/25

        5,000   New York City, New York, General Obligation Bonds,                    4/15 at 100.00          AA          4,757,150
                 Fiscal Series 2005M, 5.000%, 4/01/24 (UB)

        1,000   New York City, New York, General Obligation Bonds, Series 2008,       8/14 at 100.00          AA            988,780
                 Trust 3217, 13.994%, 8/15/20 (IF)

        1,855   New York Convention Center Development Corporation, Hotel Fee        11/15 at 100.00          A2          1,105,543
                 Revenue Bonds, Trust 2364, 8.714%, 11/15/44 -
                 AMBAC Insured (IF)


                                       42



    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York State Municipal Bond Bank Agency, Special School Purpose
                Revenue Bonds, Series 2003C:
$       6,000    5.250%, 6/01/20                                                      6/13 at 100.00          A+        $ 6,014,220
        5,100    5.250%, 6/01/21                                                      6/13 at 100.00          A+          5,076,540

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        3,400    5.500%, 6/01/16                                                      6/10 at 100.00         AA-          3,429,002
        2,000    5.500%, 6/01/19                                                      6/13 at 100.00         AA-          2,015,180

        6,250   Port Authority of New York and New Jersey, Special Project Bonds,       No Opt. Call          AA          5,907,313
                 JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 - MBIA Insured (Alternative Minimum Tax)

        1,000   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A            929,720
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
       59,660   Total New York                                                                                           55,152,927
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.7% (1.0% OF TOTAL INVESTMENTS)

        3,195   Charlotte-Mecklenberg Hospital Authority, North Carolina,             1/18 at 100.00         AA-          1,964,669
                 Carolinas Healthcare System Revenue Bonds, Series 2008,
                 Trust 1149, 6.780%, 1/15/47 (IF)

        2,105   Durham Urban Redevelopment Authority, North Carolina,                 2/09 at 104.00         AAA          2,017,327
                 FHA-Insured Mortgage Loan Revenue Bonds, Durham Hosiery Mill,
                 Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)

          470   North Carolina Housing Finance Agency, Single Family Revenue          3/09 at 100.00          AA            474,376
                 Bonds, Series 1996JJ, 6.450%, 9/01/27 (Alternative Minimum Tax)

                North Carolina Infrastructure Finance Corporation, Certificates
                of Participation, Correctional Facilities, Series 2004A:
        1,250    5.000%, 2/01/21                                                      2/14 at 100.00         AA+          1,254,138
        2,445    5.000%, 2/01/22                                                      2/14 at 100.00         AA+          2,437,298

------------------------------------------------------------------------------------------------------------------------------------
        9,465   Total North Carolina                                                                                      8,147,808
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 0.1% (0.1% OF TOTAL INVESTMENTS)

          610   North Dakota Housing Finance Agency, Home Mortgage Finance            7/10 at 100.00         Aa1            619,931
                 Program Bonds, Series 2000C, 6.150%, 7/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 4.9% (2.9% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
           90    5.125%, 6/01/24                                                      6/17 at 100.00         BBB             70,542
          900    5.875%, 6/01/30                                                      6/17 at 100.00         BBB            630,909
          845    5.750%, 6/01/34                                                      6/17 at 100.00         BBB            562,770
        1,965    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          1,229,324

        3,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          3,285,000
                 Obligation Bonds, Series 2004, 5.250%, 12/01/24
                 (Pre-refunded 12/01/14) - FSA Insured

                Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth
                Corporation, Series 2003C:
        2,330    5.250%, 5/15/17 - MBIA Insured                                       5/13 at 100.00          AA          2,334,777
        4,105    5.250%, 5/15/18 - MBIA Insured                                       5/13 at 100.00          AA          4,079,056

        2,000   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing          1/09 at 101.00         Aa2          1,602,340
                 Mortgage Revenue Bonds, Courtyards of Kettering,
                 Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)

        5,550   Ohio Water Development Authority, Solid Waste Disposal                3/09 at 102.00         N/R          4,448,769
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

        6,000   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          5,145,420
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       26,785   Total Ohio                                                                                               23,388,907
------------------------------------------------------------------------------------------------------------------------------------


                                       43


NPM

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 4.5% (2.6% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital Revenue
                Bonds, Series 2005:
$         500    5.375%, 9/01/29                                                      9/16 at 100.00         BBB        $   384,080
          750    5.375%, 9/01/36                                                      9/16 at 100.00         BBB            547,103

                Oklahoma Development Finance Authority, Revenue Bonds,
                Saint John Health System, Series 2007:
        5,020    5.000%, 2/15/37                                                      2/17 at 100.00         AA-          4,151,389
        1,020    5.000%, 2/15/42                                                      2/17 at 100.00         AA-            824,180

       10,000   Oklahoma Municipal Power Authority, Power Supply System               1/17 at 100.00          AA          7,147,400
                 Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

        5,000   Oklahoma State Student Loan Authority, Senior Lien Revenue            6/11 at 102.00         AAA          4,195,450
                 Bonds, Series 2001A-1, 5.625%, 6/01/31
                 (Alternative Minimum Tax)

           99   Tulsa County Industrial Authority, Oklahoma, Health Care             12/16 at 100.00          AA             54,982
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 Trust 3500, 7.261%, 12/15/36 (IF)

        5,460   Tulsa County Industrial Authority, Oklahoma, Health Care             12/16 at 100.00          AA          4,246,187
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       27,849   Total Oklahoma                                                                                           21,550,771
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.6% (1.0% OF TOTAL INVESTMENTS)

        7,860   Multnomah County Hospital Facilities Authority, Oregon, Revenue      10/14 at 100.00          AA          7,566,586
                 Bonds, Sisters of Providence Health System, Series 2004,
                 5.500%, 10/01/21 (UB)
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.7% (1.6% OF TOTAL INVESTMENTS)

        3,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00          AA          3,214,260
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

        1,500   Annville-Cleona School District, Lebanon County, Pennsylvania,        3/15 at 100.00         Aaa          1,554,105
                 General Obligation Bonds, Series 2005, 6.000%, 3/01/28 -
                 FSA Insured

          500   Bucks County Industrial Development Authority, Pennsylvania,          3/17 at 100.00         BBB            323,625
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

        1,050   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call          AA          1,006,856
                 Local Government Revenue Bonds, Series 1997B,
                 5.700%, 7/01/27 - AMBAC Insured

        5,850   Pennsylvania Public School Building Authority, Lease Revenue         12/16 at 100.00         AAA          4,650,341
                 Bonds, School District of Philadelphia, Series 2006B,
                 4.500%, 6/01/32 - FSA Insured (UB)

        1,000   Pennsylvania State University, General Revenue Bonds,                 9/15 at 100.00          AA            953,870
                 Series 2005, 5.000%, 9/01/29

        1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             6/16 at 100.00          AA          1,003,013
                 Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,450   Total Pennsylvania                                                                                       12,706,070
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.8% (1.6% OF TOTAL INVESTMENTS)

                Rhode Island Tobacco Settlement Financing Corporation,
                Tobacco Settlement Asset-Backed Bonds, Series 2002A:
        9,710    6.000%, 6/01/23                                                      6/12 at 100.00         BBB          8,682,294
        6,000    6.125%, 6/01/32                                                      6/12 at 100.00         BBB          4,683,660

------------------------------------------------------------------------------------------------------------------------------------
       15,710   Total Rhode Island                                                                                       13,365,954
------------------------------------------------------------------------------------------------------------------------------------


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 11.9% (6.9% OF TOTAL INVESTMENTS)

$      14,000   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-        $13,313,298
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

       15,445   Greenville County School District, South Carolina, Installment       12/12 at 101.00      AA (4)         17,220,397
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17
                 (Pre-refunded 12/01/12)

        2,500   Greenville, South Carolina, Hospital Facilities Revenue Refunding     5/13 at 100.00          AA          2,209,325
                 Bonds, Series 2003A, 5.000%, 5/01/25 - AMBAC Insured

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric             1/09 at 100.00          AA          6,528,248
                 Revenue Bonds, Series 1991, 4.000%, 1/01/23 - MBIA Insured

        1,250   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00      A- (4)          1,366,200
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

        4,750   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          4,054,648
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002B, 5.625%, 11/15/30

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
        1,335    6.875%, 8/01/27 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)          1,508,857
          165    6.875%, 8/01/27 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)            189,187
        4,450    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)          4,934,828
          550    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)            618,816

        4,475   Tobacco Settlement Revenue Management Authority,                      5/12 at 100.00     BBB (4)          4,654,134
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)

------------------------------------------------------------------------------------------------------------------------------------
       56,520   Total South Carolina                                                                                     56,597,938
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.1% (0.6% OF TOTAL INVESTMENTS)

        3,200   Johnson City Health and Educational Facilities Board, Tennessee,      7/16 at 100.00        BBB+          2,254,720
                 Revenue Bonds, Mountain States Health Alliance,
                 Series 2006A, 5.500%, 7/01/36

        1,500   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/10 at 101.00          AA          1,453,770
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/19 -
                 AMBAC Insured (Alternative Minimum Tax)

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                System Inc., Series 2007:
          800    5.500%, 11/01/37                                                    11/17 at 100.00         N/R            593,344
        1,000    5.500%, 11/01/46                                                    11/17 at 100.00         N/R            719,410

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Tennessee                                                                                           5,021,244
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 13.6% (7.9% OF TOTAL INVESTMENTS)

        5,810   Board of Regents, University of Texas System, Financing System        2/17 at 100.00         AAA          4,480,963
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Caa1          3,801,993
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

       10,000   Brazos River Harbor Navigation District, Brazoria County, Texas,      5/12 at 101.00          A-          8,790,900
                 Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        3,345   Fort Worth, Texas, Water and Sewerage Revenue Bonds,                  2/12 at 100.00      AA (4)          3,616,781
                 Series 2001, 5.625%, 2/15/19 (Pre-refunded 2/15/12)

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste             6/10 at 100.00         BBB          3,204,250
                 Disposal Revenue Bonds, Valero Refining and Marketing
                 Company Project, Series 1997, 5.600%, 12/01/31
                 (Alternative Minimum Tax)

                Harris County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Memorial Hermann Healthcare System,
                Series 2004A:
        1,000    5.000%, 12/01/20                                                    12/14 at 100.00           A            869,800
        1,000    5.000%, 12/01/21                                                    12/14 at 100.00           A            851,010
        2,500    5.125%, 12/01/22                                                    12/14 at 100.00           A          2,134,300


                                       45


NPM

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       2,800   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue   11/11 at 100.00          AA        $ 2,416,400
                 Bonds, Series 2001G, 5.250%, 11/15/30 - MBIA Insured

        4,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00          AA          3,726,200
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       10,850   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,          No Opt. Call          AA          3,875,620
                 Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/25 - AMBAC Insured

          725   Keller Independent School District, Tarrant County, Texas,            8/11 at 100.00         AAA            727,175
                 Unlimited Tax General Obligation Refunding Bonds, Series 2001,
                 5.250%, 8/15/26

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                2005:
          800    5.250%, 8/15/21                                                        No Opt. Call        BBB-            682,272
        1,250    5.125%, 8/15/26                                                        No Opt. Call        BBB-            979,775

        3,100   North Texas Thruway Authority, Second Tier System Revenue             1/18 at 100.00          A3          2,617,144
                 Refunding Bonds, Series 2008, 5.750%, 1/01/38

        2,000   Pearland Independent School District, Brazoria County, Texas,         2/11 at 100.00         AAA          2,110,560
                 Unlimited Tax Schoolhouse Bonds, Series 2001A, 5.250%, 2/15/22
                 (Pre-refunded 2/15/11)

        1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,      11/15 at 100.00        Caa1            566,540
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        3,935   Spring Branch Independent School District, Harris County, Texas,      2/11 at 100.00         AAA          4,141,981
                 Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                 5.125%, 2/01/26 (Pre-refunded 2/01/11)

        7,100   Tarrant County Cultural & Educational Facilities Financing            2/17 at 100.00         AA-          5,770,170
                 Corporation, Texas, Revenue Bonds, Series 2007A,
                 5.000%, 2/15/36 (UB)

        3,755   Texas State, General Obligation Bonds, Series 2008,                   4/17 at 100.00         Aa1          3,097,086
                 Trust 3213, 10.466%, 4/01/33 (IF)

        3,900   Texas, General Obligation Bonds, Veterans Housing Assistance         12/11 at 101.00         Aa1          3,548,844
                 Program Fund II, Series 2001C-1, 5.200%, 12/01/21
                 (Alternative Minimum Tax)

        2,905   Weatherford Independent School District, Parker County, Texas,         2/11 at 44.73         AAA          1,066,048
                 Unlimited Tax School Building and Refunding Bonds, Series 2001,
                 0.000%, 2/15/25

        4,040   Weatherford Independent School District, Parker County, Texas,         2/11 at 44.73         AAA          1,680,761
                 Unlimited Tax School Building and Refunding Bonds, Series 2001,
                 0.000%, 2/15/25 (Pre-refunded 2/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       85,925   Total Texas                                                                                              64,756,573
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.0% (0.0% OF TOTAL INVESTMENTS)

          170   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/09 at 101.50         AAA            167,977
                 Series 1997C, 5.600%, 7/01/18 (Alternative Minimum Tax)

           95   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/09 at 101.00         AAA             94,869
                 Series 1997E-2, 5.875%, 1/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          265   Total Utah                                                                                                  262,846
------------------------------------------------------------------------------------------------------------------------------------


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.1% (6.5% OF TOTAL INVESTMENTS)

$      15,000   Chelan County Public Utility District 1, Washington, Hydro            7/12 at 100.00          AA        $11,763,748
                 Consolidated System Revenue Bonds, Series 2002A,
                 5.450%, 7/01/37 - AMBAC Insured (Alternative Minimum Tax)

        7,500   Energy Northwest, Washington, Electric Revenue Refunding Bonds,       7/12 at 100.00         Aaa          7,936,500
                 Columbia Generating Station - Nuclear Project 2, Series 2002C,
                 5.750%, 7/01/17 - MBIA Insured

        5,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds,       7/13 at 100.00         Aaa          5,257,450
                 Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)

       10,080   King County School District 401, Highline, Washington, General        6/12 at 100.00         AA+         10,610,006
                 Obligation Bonds, Series 2002, 5.500%, 12/01/16 - FGIC Insured

        6,965   Port of Seattle, Washington, Revenue Bonds, Series 1999A,             9/12 at 100.00          AA          6,648,023
                 5.250%, 9/01/22 - FGIC Insured

        2,820   Skagit County Public Hospital District 1, Washington, General        12/14 at 100.00          A2          2,825,809
                 Obligation Bonds, Series 2004A, 5.375%, 12/01/19 -
                 MBIA Insured

        2,500   Snohomish County, Washington, Limited Tax General Obligation         12/11 at 100.00          AA          2,505,175
                 Bonds, Series 2001, 5.125%, 12/01/22 - MBIA Insured

        1,000   Washington State Health Care Facilities Authority, Revenue Bonds,       No Opt. Call         N/R            712,520
                 Northwest Hospital and Medical Center of Seattle, Series 2007,
                 5.700%, 12/01/32

        4,905   Washington, Various Purpose General Obligation Bonds,                 1/09 at 100.00         AA+          4,916,821
                 Series 1999B, 5.000%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------------
       55,770   Total Washington                                                                                         53,176,052
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          4,303,600
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22

        1,000   Pleasants County, West Virginia, Pollution Control Revenue Bonds,     4/09 at 101.00         Aa3            839,190
                 West Penn Power Company Pleasants Station Project,
                 Series 1999E, 5.500%, 4/01/29 - AMBAC Insured (Alternative
                 Minimum Tax)

        2,355   West Virginia University, Unlimited Tax General Revenue Bonds,       10/14 at 100.00          A+          2,257,574
                 Student Fees, Series 2004C, 5.000%, 10/01/24 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,355   Total West Virginia                                                                                       7,400,364
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.4% (2.0% OF TOTAL INVESTMENTS)

        5,105   Wisconsin Health and Educational Facilities Authority, Revenue        2/09 at 101.00        BBB+          4,138,675
                 Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29

          315   Wisconsin Health and Educational Facilities Authority,                5/16 at 100.00         BBB            224,841
                 Revenue Bonds, Divine Savior Healthcare, Series 2006,
                 5.000%, 5/01/32

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        5/14 at 100.00        BBB+            882,040
                 Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24

        3,215   Wisconsin Health and Educational Facilities Authority, Revenue        2/09 at 100.00          AA          3,068,203
                 Bonds, Marshfield Clinic, Series 1997, 5.625%, 2/15/17 -
                 MBIA Insured

        4,530   Wisconsin Health and Educational Facilities Authority, Revenue        8/16 at 100.00          A-          2,836,822
                 Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                 5.250%, 8/15/34

        5,300   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00          AA          5,021,114
                 4.750%, 5/01/25 - FGIC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       19,465   Total Wisconsin                                                                                          16,171,695
------------------------------------------------------------------------------------------------------------------------------------


                                       47


NPM

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.3% (0.2% OF TOTAL INVESTMENTS)

$       2,750   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00         BBB       $  1,796,795
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$   1,037,694   Total Long-Term Investments (cost $893,839,233) - 170.5%                                                 814,148,220
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.6% (0.4% OF TOTAL INVESTMENTS)

$       3,000   Red River Authority, Texas, Pollution Control Revenue Bonds,                              VMIG-1          3,000,000
                 Southwestern Public Service Company, Series 1996, Variable
                 Rate Demand Obligations, 8.300%, 7/01/16 -
                 AMBAC Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $3,000,000)                                                            3,000,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $896,839,233) - 171.1%                                                          817,148,220
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (14.5)%                                                                     (69,424,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                     13,428,400
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (59.4)% (6)                                                   (283,550,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $477,602,620
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.7%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NPT

Nuveen Premium Income Municipal Fund 4, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 5.3% (3.0% OF TOTAL INVESTMENTS)

$       5,150   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00          A-        $ 4,751,957
                 Bonds, Series 2001, 5.750%, 12/01/16

        2,395   Alabama Housing Finance Authority, FNMA Multifamily Housing           2/11 at 102.00         AAA          2,095,649
                 Revenue Bonds, South Bay Apartments, Series 2000K,
                 5.950%, 2/01/33 (Alternative Minimum Tax)

       11,895   Alabama Special Care Facilities Financing Authority, Birmingham,     11/08 at 100.00         Aaa         11,841,116
                 Hospital Revenue Bonds, Daughters of Charity National Health
                 System - Providence Hospital and St. Vincent's Hospital,
                 Series 1995, 5.000%, 11/01/25 (ETM)

        5,000   Alabama Special Care Facilities Financing Authority, Revenue         11/16 at 100.00         Aa1          4,087,450
                 Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)

        1,000   Birmingham Special Care Facilities Financing Authority, Alabama,     11/15 at 100.00        Baa1            721,450
                 Revenue Bonds, Baptist Health System Inc., Series 2005A,
                 5.000%, 11/15/30

        1,000   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB            694,450
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

------------------------------------------------------------------------------------------------------------------------------------
       26,440   Total Alabama                                                                                            24,192,072
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 1.1% (0.6% OF TOTAL INVESTMENTS)

        1,665   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00          AA          1,533,282
                 Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured

        3,065   Alaska Municipal Bond Bank Authority, General Obligation Bonds,      12/13 at 100.00      AA (4)          3,347,777
                 Series 2003E, 5.250%, 12/01/26 (Pre-refunded 12/01/13) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,730   Total Alaska                                                                                              4,881,059
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.2% (0.7% OF TOTAL INVESTMENTS)

        5,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00          A2          4,378,850
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/31 - MBIA Insured

        2,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue           No Opt. Call         AA-          1,210,940
                 Bonds, Series 2007, 5.000%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        7,000   Total Arizona                                                                                             5,589,790
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

           28   Lonoke County Residential Housing Facilities Board, Arkansas,         4/09 at 100.00         Aaa             28,287
                 FNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 4/01/11
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 15.4% (8.8% OF TOTAL INVESTMENTS)

       10,000   Anaheim Public Finance Authority, California, Public Improvement      9/17 at 100.00          AA          7,391,000
                 Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 -
                 FGIC Insured

       17,000   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A         13,416,398
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        5,000   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          3,963,050
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

          920   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-            531,476
                 Sutter Health, Tender Option Bond Trust 3175,
                 11.475%, 11/15/42 (IF)


                                       49


NPT

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       2,000   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+        $ 1,749,120
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,560   California Statewide Community Development Authority, Revenue         5/18 at 100.00         AA-          1,042,664
                 Bonds, Sutter Health, Tender Option Bond Trust 3175,
                 11.640%, 11/15/48 (IF)

       19,545   California, General Obligation Bonds, Series 2005,                    6/15 at 100.00          A+         17,627,438
                 5.000%, 6/01/33 - CIFG Insured

        4,780   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA          3,903,348
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14 (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2007A-1:
          610    5.125%, 6/01/47                                                      6/17 at 100.00         BBB            360,205
        1,000    5.750%, 6/01/47                                                      6/17 at 100.00         BBB            658,280

        1,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          1,129,930
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        3,190   Hillsborough City School District, San Mateo County, California,        No Opt. Call         AAA          1,060,675
                 General Obligation Bonds, Series 2006B, 0.000%, 9/01/27

       11,310   San Francisco Bay Area Rapid Transit District, California, Sales      7/16 at 100.00         AAA          8,909,792
                 Tax Revenue Bonds, Refunding Series 2006A, 4.250%, 7/01/31 -
                 FSA Insured (UB)

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
        4,430    0.000%, 1/15/32 - MBIA Insured                                         No Opt. Call          AA            924,009
       31,300    0.000%, 1/15/34 - MBIA Insured                                         No Opt. Call          AA          5,661,857

        1,945   South Gate Public Financing Authority, California, Water Revenue        No Opt. Call          AA          2,022,781
                 Refunding Bonds, Series 1996A, 6.000%, 10/01/12 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
      115,590   Total California                                                                                         70,352,023
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.3% (3.0% OF TOTAL INVESTMENTS)

        2,000   Colorado Health Facilities Authority, Revenue Refunding Bonds,        9/11 at 100.00      AA (4)          2,123,000
                 Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21
                 (Pre-refunded 9/01/11)

          425   Colorado Housing Finance Authority, Single Family Program            10/09 at 105.00         Aa2            447,636
                 Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

        2,695   Denver City and County, Colorado, Airport System Revenue Bonds,         No Opt. Call          A+          2,869,501
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

                Denver Convention Center Hotel Authority, Colorado, Senior
                Revenue Bonds, Convention Center Hotel, Series 2003A:
        2,940    5.000%, 12/01/20 (Pre-refunded 12/01/13) - SYNCORA GTY Insured      12/13 at 100.00     N/R (4)          3,121,839
       10,000    5.000%, 12/01/33 (Pre-refunded 12/01/13) - SYNCORA GTY Insured      12/13 at 100.00     N/R (4)         10,618,500

        4,345   El Paso County School District 20, Academy, Colorado, General        12/12 at 100.00         Aa3          4,449,541
                 Obligation Bonds, Series 2002, 5.250%, 12/15/17 - FGIC Insured

          755   Jefferson County School District R1, Colorado, General Obligation    12/14 at 100.00         AAA            743,698
                 Bonds, Series 2004, 5.000%, 12/15/22 - FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       23,160   Total Colorado                                                                                           24,373,715
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 1.8% (1.0% OF TOTAL INVESTMENTS)

            5   District of Columbia, General Obligation Bonds, Series 1993E,        12/08 at 100.00         AAA              5,016
                 6.000%, 6/01/09 - CAPMAC Insured

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
        9,670    0.000%, 4/01/26 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 42.15      AA (4)          3,767,239
       15,235    0.000%, 4/01/30 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 32.93      AA (4)          4,637,382

------------------------------------------------------------------------------------------------------------------------------------
       24,910   Total District of Columbia                                                                                8,409,637
------------------------------------------------------------------------------------------------------------------------------------


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 6.8% (3.9% OF TOTAL INVESTMENTS)

$       5,000   Broward County School Board, Florida, Certificates of Participation,  7/13 at 100.00          AA        $ 4,458,600
                 Series 2003, 5.000%, 7/01/28 - MBIA Insured

        5,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,      10/13 at 100.00          AA          4,561,700
                 Tampa International Airport, Series 2003A, 5.250%, 10/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

        5,000   Martin County Industrial Development Authority, Florida, Industrial  12/08 at 100.00         BB+          4,510,250
                 Development Revenue Bonds, Indiantown Cogeneration LP,
                 Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

        1,380   Miami-Dade County Housing Finance Authority, Florida,                 1/11 at 102.00         AAA          1,299,339
                 Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                 Series 2000-5A, 5.850%, 7/01/20 - FSA Insured
                 (Alternative Minimum Tax)

        3,385   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/15 at 100.00          A2          2,439,874
                 Miami International Airport, Series 2005A, 5.000%, 10/01/37 -
                 SYNCORA GTY Insured (Alternative Minimum Tax)

        5,455   South Miami Health Facilities Authority, Florida, Hospital            8/17 at 100.00         AA-          4,291,721
                 Revenue, Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42 (UB)

       11,000   Sunrise, Florida, Utility System Revenue Refunding Bonds,            10/18 at 100.00          AA          9,603,770
                 Series 1998, 5.000%, 10/01/28 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       36,220   Total Florida                                                                                            31,165,254
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 2.9% (1.7% OF TOTAL INVESTMENTS)

        4,400   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                   No Opt. Call          AA          4,165,700
                 Series 1999A, 5.500%, 11/01/22 - FGIC Insured

        2,880   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call          A+          3,145,795
                 Bonds, Series 1992B, 8.250%, 1/01/11

        5,500   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call         AAA          5,908,320
                 Bonds, Series 1993B, 5.700%, 1/01/19 - FGIC Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       12,780   Total Georgia                                                                                            13,219,815
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.2% (0.7% OF TOTAL INVESTMENTS)

        3,720   Honolulu City and County, Hawaii, General Obligation Refunding          No Opt. Call          AA          3,954,360
                 and Improvement Bonds, Series 1993B, 5.000%, 10/01/13

        1,580   Honolulu City and County, Hawaii, General Obligation Refunding          No Opt. Call         Aaa          1,705,784
                 and Improvement Bonds, Series 1993B, 5.000%, 10/01/13 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        5,300   Total Hawaii                                                                                              5,660,144
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)

          750   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-            517,088
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/37
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 16.2% (9.2% OF TOTAL INVESTMENTS)

        4,000   Chicago Board of Education, Illinois, General Obligation Lease          No Opt. Call          AA          4,251,080
                 Certificates, Series 1992A, 6.250%, 1/01/15 - MBIA Insured

        5,550   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A,       1/11 at 101.00         AAA          4,543,119
                 5.125%, 1/01/26 - FSA Insured (Alternative Minimum Tax)

        5,000   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,              1/09 at 101.50         AAA          4,904,900
                 5.250%, 1/01/28 - FGIC Insured

        1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00          A1          1,436,778
                 O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                 FGIC Insured

                Cook County School District 99, Cicero, Illinois, General Obligation
                School Bonds, Series 1997:
        1,455    8.500%, 12/01/13 - FGIC Insured                                        No Opt. Call         N/R          1,740,835
        1,685    8.500%, 12/01/15 - FGIC Insured                                        No Opt. Call         N/R          2,117,455

        6,010   Illinois Development Finance Authority, GNMA Collateralized           4/11 at 105.00         Aaa          6,657,698
                 Mortgage Revenue Bonds, Greek American Nursing Home
                 Committee, Series 2000A, 7.600%, 4/20/40


                                       51


NPT

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,385   Illinois Finance Authority, General Obligation Debt Certificates,    12/14 at 100.00         Aa3        $ 1,366,303
                 Local Government Program - Kankakee County, Series 2005B,
                 5.000%, 12/01/18 - AMBAC Insured

        2,515   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00     AA+ (4)          2,717,684
                 Memorial Hospital, Series 2004A, 5.250%, 8/15/34
                 (Pre-refunded 8/15/14)

        5,565   Illinois Finance Authority, Revenue Bonds, Sherman Health             8/17 at 100.00          A-          3,850,090
                 Systems, Series 2007A, 5.500%, 8/01/37

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage            8/13 at 100.00         AAA          3,514,800
                 Revenue Refunding Bonds, Sinai Health System, Series 2003,
                 5.150%, 2/15/37

        4,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa3          3,085,560
                 Medical Center, Series 2002, 5.500%, 5/15/32

        4,075   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call         Aa3          4,524,799
                 Lutheran General Health System, Series 1993C, 7.000%, 4/01/14

        9,795   Lake, Cook, Kane and McHenry Counties Community Unit School             No Opt. Call         AAA         10,354,001
                 District 220, Barrington, Illinois, School Refunding Bond,
                 Series 2002, 5.250%, 12/01/19 - FSA Insured (UB)

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        9,500    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          5,902,350
        4,540    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          4,345,370
       36,040    0.000%, 6/15/40 - MBIA Insured                                         No Opt. Call         AAA          5,291,393

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call          AA          3,499,967
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      109,830   Total Illinois                                                                                           74,104,182
------------------------------------------------------------------------------------------------------------------------------------



                INDIANA - 10.7% (6.1% OF TOTAL INVESTMENTS)

                Carmel Redevelopment Authority, Indiana, Lease Rent Revenue
                Bonds, Series 2005:
        1,950    0.000%, 2/01/24                                                        No Opt. Call          AA            758,336
        2,705    0.000%, 2/01/25                                                        No Opt. Call          AA          1,001,337

        3,000   Hospital Authority of Delaware County, Indiana, Hospital Revenue      8/16 at 100.00        Baa2          2,003,220
                 Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36

        3,965   Indiana Educational Facilities Authority, Revenue Bonds,              2/11 at 100.00          AA          3,857,073
                 Butler University, Series 2001, 5.500%, 2/01/26 -
                 MBIA Insured

        1,500   Indiana Educational Facilities Authority, Revenue Bonds,             10/09 at 101.00         AAA          1,545,180
                 University of Indianapolis, Series 1999, 5.750%, 10/01/19 -
                 FSA Insured

       22,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50      AA (4)         23,505,014
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30 (Pre-refunded 8/15/10) - MBIA Insured

        3,000   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          3,309,030
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        2,800   Indiana Health Facility Financing Authority, Revenue Bonds,           5/15 at 100.00          AA          2,324,504
                 Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 -
                 AMBAC Insured

        4,000   Indiana Transportation Finance Authority, Highway Revenue             6/13 at 100.00         AAA          3,959,040
                 Bonds, Series 2003A, 5.000%, 6/01/23 - FSA Insured

        6,000   Indiana Transportation Finance Authority, Highway Revenue             6/13 at 100.00         AAA          6,452,880
                 Bonds, Series 2003A, 5.000%, 6/01/24 (Pre-refunded 6/01/13) -
                 FSA Insured

          420   Marion County Convention and Recreational Facilities                  6/09 at 100.00          AA            371,167
                 Authority, Indiana, Excise Tax Lease Rental Revenue Bonds,
                 Series 1997A, 5.000%, 6/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       51,340   Total Indiana                                                                                            49,086,781
------------------------------------------------------------------------------------------------------------------------------------


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.2% (0.1% OF TOTAL INVESTMENTS)

$       1,000   Iowa Finance Authority, Health Facility Revenue Bonds,                7/16 at 100.00        BBB-        $   782,430
                 Care Initiatives Project, Series 2006A, 5.000%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 2.1% (1.2% OF TOTAL INVESTMENTS)

        2,000   Olathe, Kansas, Health Facilities Revenue Bonds, Olathe               9/10 at 100.00          AA          1,793,180
                 Medical Center, Series 2000A, 5.500%, 9/01/25 -
                 AMBAC Insured

        6,825   Sedgwick County Unified School District 259, Wichita, Kansas,         9/10 at 100.00          AA          6,453,106
                 General Obligation Bonds, Series 2000, 3.500%, 9/01/16

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00          AA          1,515,255
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,575   Total Kansas                                                                                              9,761,541
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 7.2% (4.1% OF TOTAL INVESTMENTS)

        1,750   Louisiana Local Government Environmental Facilities and               6/12 at 105.00         Aaa          1,786,365
                 Community Development Authority, GNMA Collateralized
                 Mortgage Revenue Refunding Bonds, Sharlo Apartments,
                 Series 2002A, 6.500%, 6/20/37

        5,150   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          4,043,111
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/32

       10,000   Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese     7/17 at 100.00        Baa2          6,933,900
                 of New Orleans, Series 2007, 4.500%, 7/01/37 - CIFG Insured

        3,800   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner         5/17 at 100.00          A3          2,960,998
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2006:
        1,480    4.750%, 5/01/39 - FSA Insured (UB)                                  5/16 at 100.00          AAA          1,201,420
       15,820    4.500%, 5/01/41 - FGIC Insured (UB)                                 5/16 at 100.00          Aa3         12,129,036

          170   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,            5/16 at 100.00          Aa3             11,349
                 Residuals 660-1, 10.855%, 5/01/41 - FGIC Insured (IF)

        3,795   Orleans Levee District, Louisiana, Levee District General            12/08 at 100.00         AAA          3,800,465
                 Obligation Bonds, Series 1986, 5.950%, 11/01/14 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,965   Total Louisiana                                                                                          32,866,644
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 2.2% (1.3% OF TOTAL INVESTMENTS)

        2,015   Maryland Community Development Administration, Housing                1/09 at 100.00         Aa2          2,015,907
                 Revenue Bonds, Series 1996A, 5.875%, 7/01/16

        2,900   Maryland Community Development Administration, Housing                1/09 at 101.00         Aa2          2,503,251
                 Revenue Bonds, Series 1997A, 6.000%, 7/01/39
                 (Alternative Minimum Tax)

           50   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00          A-             42,645
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        2,210   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00          AA          1,532,171
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 4.750%, 7/01/36 - MBIA Insured

        1,935   Montgomery County Housing Opportunities Commission,                   1/09 at 100.00         Aa2          1,962,400
                 Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                 Bonds, Series 1996B, 6.400%, 7/01/28 (Alternative Minimum Tax)

        2,315   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,245,434
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,425   Total Maryland                                                                                           10,301,808
------------------------------------------------------------------------------------------------------------------------------------


                                       53


NPT

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.4% (0.8% OF TOTAL INVESTMENTS)

$       3,585   Massachusetts Development Finance Agency, Revenue Bonds,              3/15 at 100.00         BBB        $ 2,499,462
                 Curry College, Series 2005A, 5.000%, 3/01/35 - ACA Insured

        1,000   Massachusetts Development Finance Agency, Revenue Bonds,             10/12 at 102.00         BB-            653,690
                 Orchard Cove, Series 2007, 5.250%, 10/01/26

        1,000   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00        BBB-            694,160
                 Revenue Bonds, Milton Hospital Project, Series 2005D,
                 5.375%, 7/01/35

        3,465   Massachusetts Water Resources Authority, General Revenue              2/17 at 100.00         AAA          2,673,144
                 Bonds, 4.500%, 8/01/46 - FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        9,050   Total Massachusetts                                                                                       6,520,456
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 7.0% (4.0% OF TOTAL INVESTMENTS)

        6,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00          AA          5,128,440
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

        8,915   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/27 at 100.00          AA          8,051,047
                 Bonds, Series 1997A, 5.000%, 7/01/27 - MBIA Insured

        5,400   Detroit, Michigan, Sewer Disposal System Revenue Bonds,               7/16 at 100.00          AA          4,299,426
                 Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

        5,000   Michigan State Building Authority, Revenue Refunding Bonds,          10/13 at 100.00          AA          4,667,550
                 Facilities Program, Series 2003II, 5.000%, 10/15/29 -
                 MBIA Insured

       10,500   Michigan State Hospital Finance Authority, Hospital Revenue           2/09 at 101.00          BB          7,492,485
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/23

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            732,350
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30

        2,000   Michigan State Hospital Finance Authority, Revenue Bonds,            12/16 at 100.00          AA          1,713,900
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       38,815   Total Michigan                                                                                           32,085,198
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 1.3% (0.8% OF TOTAL INVESTMENTS)

          650   Minneapolis-St. Paul Housing Finance Board, Minnesota,               11/08 at 101.00         AAA            648,479
                 FNMA/GNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1997, 5.800%, 11/01/30
                 (Alternative Minimum Tax)

        3,500   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,689,105
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 (Pre-refunded 1/01/11) - FGIC Insured

        2,875   Saint Paul Port Authority, Minnesota, Lease Revenue Bonds,            8/16 at 100.00         N/R          1,739,001
                 Regions Hospital Parking Ramp Project, Series 2007-1,
                 5.000%, 8/01/36

------------------------------------------------------------------------------------------------------------------------------------
        7,025   Total Minnesota                                                                                           6,076,585
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.9% (1.1% OF TOTAL INVESTMENTS)

        2,975   Mississippi Hospital Equipment and Facilities Authority, Revenue      9/14 at 100.00          AA          2,628,889
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24 (UB)

        5,180   Mississippi, General Obligation Refunding Bonds, Series 2002A,          No Opt. Call          AA          5,541,771
                 5.500%, 12/01/18

        1,000   Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds,      8/11 at 100.00         BBB            628,100
                 International Paper Company, Series 2006A, 4.800%, 8/01/30

------------------------------------------------------------------------------------------------------------------------------------
        9,155   Total Mississippi                                                                                         8,798,760
------------------------------------------------------------------------------------------------------------------------------------


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.8% (0.5% OF TOTAL INVESTMENTS)

$       1,450   Cape Girardeau County Industrial Development Authority,               6/17 at 100.00         N/R        $ 1,009,708
                 Missouri, Health Facilities Revenue Bonds, Southeast Missouri
                 Hospital Association, Series 2007, 5.000%, 6/01/36

        3,000   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          2,672,910
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

------------------------------------------------------------------------------------------------------------------------------------
        4,450   Total Missouri                                                                                            3,682,618
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.9% (1.1% OF TOTAL INVESTMENTS)

        9,000   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student               No Opt. Call          A2          8,920,890
                 Loan Program, Series 1993A-5A, 6.250%, 6/01/18 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 2.8% (1.6% OF TOTAL INVESTMENTS)

        4,500   Clark County School District, Nevada, General Obligation                No Opt. Call          AA          4,800,690
                 School Improvement Bonds, Series 1991A, 7.000%, 6/01/10 -
                 MBIA Insured

        7,000   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00          AA          6,780,270
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

        5,425   Director of Nevada State Department of Business and Industry,           No Opt. Call          AA          1,062,269
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 0.000%, 1/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,925   Total Nevada                                                                                             12,643,229
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 5.4% (3.1% OF TOTAL INVESTMENTS)

          500   Burlington County Bridge Commission, New Jersey, Economic             1/18 at 100.00         N/R            338,525
                 Development Revenue Bonds, The Evergreens Project,
                 Series 2007, 5.625%, 1/01/38

        1,100   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00    BBB- (4)          1,199,638
                 Revenue Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30 (Pre-refunded 7/01/10)

          880   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,             No Opt. Call          AA            999,997
                 6.500%, 1/01/16 - MBIA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          300    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call      AA (4)            350,688
        2,345    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call      AA (4)          2,616,950

       11,070   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/12 at 100.00         AAA         11,806,266
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                 (Pre-refunded 6/01/12)

        3,995   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/13 at 100.00         AAA          4,572,118
                 Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39
                 (Pre-refunded 6/01/13)

        5,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/17 at 100.00         BBB          2,753,100
                 Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
       25,190   Total New Jersey                                                                                         24,637,282
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 9.3% (5.3% OF TOTAL INVESTMENTS)

          855   Albany Industrial Development Agency, New York, Revenue               4/17 at 100.00         N/R            580,690
                 Bonds, Brighter Choice Charter Schools, Series 2007A,
                 5.000%, 4/01/32

        1,200   Hempstead Industrial Development Agency, New York, Resource             No Opt. Call        Baa3          1,165,860
                 Recovery Revenue Refunding Bonds,  American Ref-Fuel
                 Company of Hempstead LP, Series 2001, 5.000%, 12/01/10
                 (Mandatory put 6/01/10)

        4,070   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00          A3          2,896,497
                 Bonds, 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        3,300   Long Island Power Authority, New York, Electric System General       11/16 at 100.00          AA          2,453,253
                 Revenue Bonds, Series 2006F, 4.250%, 5/01/33 -
                 MBIA Insured (UB)


                                       55


NPT

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       6,740   New York City Transitional Finance Authority, New York, Future        5/10 at 100.00         AAA        $ 6,578,779
                 Tax Secured Bonds, Fiscal Series 1998C, 5.000%, 5/01/26

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000C:
        3,630    5.875%, 11/01/16 (Pre-refunded 5/01/10)                              5/10 at 101.00         AAA          3,858,073
          220    5.875%, 11/01/16 (Pre-refunded 5/01/10)                              5/10 at 101.00         AAA            233,823
        5,000    5.500%, 11/01/24 (Pre-refunded 5/01/10)                              5/10 at 101.00         AAA          5,286,650

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       10,800    5.500%, 6/01/16                                                      6/10 at 100.00         AA-         10,892,124
        2,500    5.500%, 6/01/18                                                      6/12 at 100.00         AA-          2,521,675

        6,250   Port Authority of New York and New Jersey, Special Project              No Opt. Call          AA          5,907,313
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 - MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       44,565   Total New York                                                                                           42,374,737
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 3.3% (1.9% OF TOTAL INVESTMENTS)

          750   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/17 at 100.00         AA-            641,378
                 Health Care System Revenue Bonds, Carolinas Health Care,
                 Series 2007A, 5.000%, 1/15/31

        2,445   North Carolina Infrastructure Finance Corporation, Certificates       2/14 at 100.00         AA+          2,453,093
                 of Participation, Correctional Facilities, Series 2004A,
                 5.000%, 2/01/21

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call          AA          2,085,060
                 Revenue Bonds, Series 1992, 6.000%, 1/01/11 - MBIA Insured

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00          AA          9,949,000
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,195   Total North Carolina                                                                                     15,128,531
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 3.5% (2.0% OF TOTAL INVESTMENTS)

        5,890   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco         6/17 at 100.00         BBB          4,616,582
                 Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2, 5.125%, 6/01/24

        8,065   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,          1/10 at 101.00         AAA          7,311,810
                 5.000%, 1/01/31 - FSA Insured

        3,000   Franklin County, Ohio, Development Revenue Bonds, American           10/09 at 101.00          A+          3,057,210
                 Chemical Society, Series 1999, 5.800%, 10/01/14

        1,000   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/09 at 100.00         Aa2            884,950
                 Mortgage Revenue Bonds, Hamilton Creek Apartments Project,
                 Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       17,955   Total Ohio                                                                                               15,870,552
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.8% (1.0% OF TOTAL INVESTMENTS)

          260   Oklahoma Housing Finance Agency, Single Family Mortgage               3/10 at 101.00         Aaa            242,052
                 Revenue Bonds, Homeownership Loan Program, Series 2000C-2,
                 6.200%, 9/01/28 (Alternative Minimum Tax)

        5,615   Tulsa County Industrial Authority, Oklahoma, Health Care            12/16 at 100.00          AA           4,366,730
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36 (UB)

          88    Tulsa County Industrial Authority, Oklahoma, Health Care            12/16 at 100.00          AA              48,873
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 Trust 3500, 7.262%, 12/15/36 (IF)

        3,340   Tulsa Industrial Authority, Oklahoma, Hospital Revenue Refunding        No Opt. Call      AA (4)          3,433,253
                 Bonds, Hillcrest Medical Center, Series 1996, 6.500%, 6/01/09 -
                 CONNIE LEE/AMBA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        9,303   Total Oklahoma                                                                                            8,090,908
------------------------------------------------------------------------------------------------------------------------------------


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.9% (1.7% OF TOTAL INVESTMENTS)

$         500   Bucks County Industrial Development Authority, Pennsylvania,          3/17 at 100.00         BBB        $   323,625
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

        1,800   Pennsylvania Economic Development Financing Authority,               12/08 at 100.00          B-          1,779,192
                 Senior Lien Resource Recovery Revenue Bonds, Northampton
                 Generating Project, Series 1994A, 6.400%, 1/01/09
                 (Alternative Minimum Tax)

        5,410   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/17 at 100.00         AA+          4,238,519
                 Revenue Bonds, Tender Option Bond Trust 3212,
                 11.325%, 10/01/38 (IF)

        5,490   Pennsylvania Public School Building Authority, Lease Revenue         12/16 at 100.00         AAA          4,364,165
                 Bonds, School District of Philadelphia, Series 2006B,
                 4.500%, 6/01/32 - FSA Insured (UB)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00          AA          2,605,200
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,800   Total Pennsylvania                                                                                       13,310,701
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 2.9% (1.6% OF TOTAL INVESTMENTS)

       12,390   Puerto Rico, General Obligation and Public Improvement Refunding        No Opt. Call          AA         13,143,434
                 Bonds, Series 1997, 6.500%, 7/01/13 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 3.2% (1.8% OF TOTAL INVESTMENTS)

       20,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         14,605,798
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.8% (2.7% OF TOTAL INVESTMENTS)

        4,120   Medical University Hospital Authority, South Carolina,                8/14 at 100.00          AA          4,050,619
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/23 - MBIA Insured

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00          A+          2,459,040
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, Series 1991:
        5,000    6.250%, 1/01/21 - FGIC Insured                                         No Opt. Call          AA          5,202,800
        5,750    4.000%, 1/01/23 - MBIA Insured                                       1/09 at 100.00          AA          4,939,135

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call          AA          5,266,128
                 Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,955   Total South Carolina                                                                                     21,917,722
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.4% (0.2% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00         AA-          1,600,935
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 0.6% (0.3% OF TOTAL INVESTMENTS)

        5,075   Knox County Health, Educational and Housing Facilities Board,          1/17 at 30.07          A-            441,271
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2006, 0.000%, 1/01/41

          680   Sullivan County Health Educational and Housing Facilities Board,      9/16 at 100.00        BBB+            447,093
                 Tennessee, Revenue Bonds, Wellmont Health System,
                 Series 2006C, 5.250%, 9/01/36

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
          860    5.500%, 11/01/37                                                    11/17 at 100.00         N/R            637,845
        1,500    5.500%, 11/01/46                                                    11/17 at 100.00         N/R          1,079,115

------------------------------------------------------------------------------------------------------------------------------------
        8,115   Total Tennessee                                                                                           2,605,324
------------------------------------------------------------------------------------------------------------------------------------


                                       57


NPT

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 21.1% (12.1% OF TOTAL INVESTMENTS)

$       3,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/12 at 100.00        CCC+        $ 1,023,600
                 Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                 (Alternative Minimum Tax)

        5,440   Board of Regents, University of Texas System, Financing System        2/17 at 100.00         AAA          4,195,600
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        4,000   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00          AA          3,157,400
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        2,250   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/14 at 100.00         AAA          1,779,075
                 Bonds, Series 2004B, 5.000%, 11/01/27 - FSA Insured
                 (Alternative Minimum Tax)

        8,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00          A+          7,484,400
                 Refunding and Improvement Bonds, Series 2001A,
                 5.875%, 11/01/19 - FGIC Insured (Alternative Minimum Tax)

        6,000   Garland Housing Finance Corporation, Texas, Multifamily              12/11 at 101.00         N/R          5,721,660
                 Housing Revenue Bonds, Legacy Pointe Apartments,
                 Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)

        7,000   Harris County Health Facilities Development Corporation,             11/13 at 100.00          AA          6,292,090
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

       28,305   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call          AA          8,239,869
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/28 - AMBAC Insured

        7,500   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA          7,939,875
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 -
                 FSA Insured (ETM)

       33,505   Leander Independent School District, Williamson and Travis             8/14 at 25.08         AAA          4,731,241
                 Counties, Texas, General Obligation Bonds, Series 2006,
                 0.000%, 8/15/39

           54   Midland Housing Finance Corporation, Texas, Single Family            11/08 at 100.00         Aaa             55,154
                 Mortgage Revenue Refunding Bonds, Series 1992A,
                 8.450%, 12/01/11

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                2001:
          730    5.500%, 2/15/21                                                      2/11 at 100.00         AAA            739,760
          760    5.500%, 2/15/23                                                      2/11 at 100.00         AAA            768,064

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                2001:
        1,570    5.500%, 2/15/21 (Pre-refunded 2/15/11)                               2/11 at 100.00         Aaa          1,667,952
        1,640    5.500%, 2/15/23 (Pre-refunded 2/15/11)                               2/11 at 100.00         Aaa          1,742,320

                Mt. Pleasant Independent School District, Titus County, Texas,
                General Obligation Refunding Bonds, Series 2001:
        3,025    5.000%, 2/15/26                                                      8/11 at 100.00         Aaa          2,980,049
        2,300    5.125%, 2/15/31                                                      8/11 at 100.00         Aaa          2,207,471

          700   Mt. Pleasant Independent School District, Titus County, Texas,        8/11 at 100.00         Aaa            741,811
                 General Obligation Refunding Bonds, Series 2001,
                 5.125%, 2/15/31 (Pre-refunded 8/15/11)

        2,500   North Texas Thruway Authority, Second Tier System Revenue             1/18 at 100.00          A3          2,110,600
                 Refunding Bonds, Series 2008, 5.750%, 1/01/38

        6,000   Raven Hills Higher Education Corporation, Texas, Student Housing      8/12 at 100.00      A2 (4)          6,393,360
                 Revenue Bonds, Angelo State University - Texan Hall LLC,
                 Series 2002A, 5.000%, 8/01/25 (Pre-refunded 8/01/12) -
                 MBIA Insured

        3,410   Retama Development Corporation, Texas, Special Facilities            12/12 at 100.00         AAA          3,921,807
                 Revenue Bonds, Retama Park Racetrack, Series 1993,
                 8.750%, 12/15/18 (Pre-refunded 12/15/12) (5)

        1,800   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          A3          1,708,704
                 System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       4,700   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA        $ 4,947,220
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26 (Pre-refunded 2/01/11)

          550   Tarrant County Cultural and Educational Facilities Finance            2/17 at 100.00         AA-            362,511
                 Corporation, Texas, Revenue Bonds, Texas Health Resources
                 Project, Trust 1031, 7.369%, 2/15/36 (IF)

        5,200   Tarrant County Cultural & Educational Facilities Financing            2/17 at 100.00         AA-          4,226,040
                 Corporation, Texas, Revenue Bonds, Series 2007A,
                 5.000%, 2/15/36 (UB)

        3,395   Texas State, General Obligation Bonds, Series 2008,                   4/17 at 100.00         Aa1          2,800,162
                 Trust 3213, 10.466%, 4/01/33 (IF)

        8,500   Travis County Health Facilities Development Corporation,             11/08 at 100.00         Aaa          8,701,705
                 Texas, Hospital Revenue Bonds, Daughters of Charity National
                 Health System, Series 1993B, 6.000%, 11/15/22 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
      151,834   Total Texas                                                                                              96,639,500
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 2.4% (1.4% OF TOTAL INVESTMENTS)

        4,845   Bountiful, Davis County, Utah, Hospital Revenue Refunding            12/08 at 101.00         N/R          3,908,025
                 Bonds, South Davis Community Hospital Project, Series 1998,
                 5.750%, 12/15/18

        4,995   Intermountain Power Agency, Utah, Power Supply Revenue                1/09 at 100.00     Aa3 (4)          5,055,140
                 Bonds, Series 1996A, 6.150%, 7/01/14 (ETM)

          490   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00          AA            489,971
                 Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                Series 2001C:
        1,285    5.500%, 1/01/18 (Alternative Minimum Tax)                            1/11 at 100.00         AA-          1,264,671
          475    5.650%, 1/01/21 (Alternative Minimum Tax)                            1/11 at 100.00         Aaa            435,005

------------------------------------------------------------------------------------------------------------------------------------
       12,090   Total Utah                                                                                               11,152,812
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 1.6% (0.9% OF TOTAL INVESTMENTS)

        8,190   Hampton, Virginia, Revenue Bonds, Convention Center Project,          1/13 at 100.00          AA          7,383,285
                 Series 2002, 5.000%, 1/15/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 10.7% (6.1% OF TOTAL INVESTMENTS)

        1,855   Chelan County Public Utility District 1, Washington, Hydro            7/09 at 101.00          AA          1,802,652
                 Consolidated System Revenue Bonds, Series 1999A,
                 6.200%, 7/01/34 (Alternative Minimum Tax)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         Aaa          2,645,500
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

          220   Grant County Public Utility District 2, Washington, Revenue           1/15 at 100.00     Aa2 (4)            237,202
                 Bonds, Wanapum Hydroelectric Development, Series 2005A,
                 5.000%, 1/01/34 (Pre-refunded 1/01/15) - FGIC Insured

        5,780   Grant County Public Utility District 2, Washington, Revenue           1/15 at 100.00         Aa2          5,157,378
                 Bonds, Wanapum Hydroelectric Development, Series 2005A,
                 5.000%, 1/01/34 - FGIC Insured

        1,500   Snohomish County School District 6, Mukilteo, Washington,               No Opt. Call          AA          1,615,801
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.700%, 12/01/12 - FGIC Insured

        8,155   Tacoma, Washington, Electric System Revenue Refunding Bonds,          1/11 at 101.00         AAA          8,757,900
                 Series 2001A, 5.750%, 1/01/20 (Pre-refunded 1/01/11) -
                 FSA Insured

        4,705   Tacoma, Washington, Sewerage Revenue Refunding Bonds,                   No Opt. Call          AA          4,724,997
                 Series 1994B, 8.000%, 12/01/08 - FGIC Insured

       11,000   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         Aaa         11,374,771
                 Bonds, Nuclear Project 3, Series 1993B, 7.000%, 7/01/09


                                       59


NPT

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       2,000   Washington State Healthcare Facilities Authority, Revenue Bonds,        No Opt. Call         N/R        $ 1,425,041
                 Northwest Hospital and Medical Center of Seattle, Series 2007,
                 5.700%, 12/01/32

        1,000   Washington State Healthcare Facilities Authority, Revenue Bonds,      8/13 at 102.00          AA            760,211
                 Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 -
                 AMBAC Insured

        5,500   Washington State Healthcare Facilities Authority, Revenue Bonds,     11/08 at 101.00         Aa3          5,387,526
                 Swedish Health Services, Series 1998, 5.500%, 11/15/14 -
                 AMBAC Insured

        1,460   Washington State Healthcare Facilities Authority, Revenue Bonds,      8/17 at 100.00         BBB          1,075,495
                 Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 -
                 ACA Insured

        4,305   Washington State Tobacco Settlement Authority, Tobacco Settlement     6/13 at 100.00         BBB          3,830,332
                 Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26

------------------------------------------------------------------------------------------------------------------------------------
       49,980   Total Washington                                                                                         48,794,806
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.1% (1.8% OF TOTAL INVESTMENTS)

          500   Wisconsin Health and Educational Facilities Authority, Revenue       12/08 at 100.00          AA            497,146
                 Bonds, Medical College of Wisconsin Inc., Series 1996,
                 5.500%, 12/01/26 - MBIA Insured

        7,500   Wisconsin Health and Educational Facilities Authority, Revenue        2/12 at 101.00          AA          6,584,626
                 Bonds, Ministry Healthcare Inc., Series 2002A, 5.250%, 2/15/32 -
                 MBIA Insured

        4,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/16 at 100.00          A-          2,504,921
                 Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                 5.250%, 8/15/34

        5,000   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00          AA          4,736,900
                 4.750%, 5/01/25 - FGIC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       17,000   Total Wisconsin                                                                                          14,323,593
------------------------------------------------------------------------------------------------------------------------------------
$   1,009,775   Total Long-Term Investments (cost $868,421,745) - 173.8%                                                795,599,926
=============-----------------------------------------------------------------------------------------------------------------------


                                       60



    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                          RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.3% (0.7% OF TOTAL INVESTMENTS)

        2,000   Maryland Health and Higher Educational Facilities Authority,                                A-1+          2,000,000
                 Goucher College, Series 2007, Variable Rate Demand Obligations,
                 1.450%, 7/01/37 (6)

        4,000   Virginia Resources Authority, Clean Water State Revolving Fund                               A-1          4,000,000
                 Revenue Bonds, Series 2008, Trust 2917, Variable Rate
                 Demand Obligations, 5.690%, 10/01/28 (6)

------------------------------------------------------------------------------------------------------------------------------------
$       6,000   Total Short-Term Investments (cost $6,000,000)                                                            6,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $874,421,745) - 175.1%                                                          801,599,926
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (13.1)%                                                                     (60,118,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.0%                                                                     18,584,301
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (66.0)% (7)                                                   (302,200,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $457,866,227
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.7%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES

                                                                October 31, 2008

                                                                                         PREMIUM           PREMIUM          PREMIUM
                                                                                          INCOME          INCOME 2         INCOME 4
                                                                                           (NPI)             (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,369,601,933,
   $896,839,233, and $874,421,745, respectively)                                  $1,249,440,713      $817,148,220     $801,599,926
Cash                                                                                   6,940,478         1,923,437        6,848,909
Receivables:
   Interest                                                                           21,249,020        14,010,261       14,320,501
   Investments sold                                                                    1,035,000           280,153           40,908
Other assets                                                                             137,708            84,917          118,762
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                 1,278,802,919       833,446,988      822,929,006
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                             98,904,000        69,424,000       60,118,000
Unrealized depreciation on forward swaps                                               3,082,340                --               --
Payables:
   Common share dividends                                                              3,238,256         2,051,500        2,010,543
   Preferred share dividends                                                             144,146            78,741           82,146
Accrued expenses:
   Management fees                                                                       614,189           404,657          404,311
   Other                                                                                 587,986           335,470          247,779
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                              106,570,917        72,294,368       62,862,779
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                               415,450,000       283,550,000      302,200,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                            $  756,782,002      $477,602,620     $457,866,227
====================================================================================================================================
Common shares outstanding                                                             63,785,430        40,796,161       43,236,703
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                          $        11.86      $      11.71     $      10.59
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                           $      637,854      $    407,962     $    432,367
Paid-in surplus                                                                      901,373,271       566,753,019      586,866,480
Undistributed (Over-distribution of) net investment income                               175,312          (287,678)         659,055
Accumulated net realized gain (loss) from investments and derivative transactions    (22,160,875)       (9,579,670)     (57,269,856)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                                          (123,243,560)      (79,691,013)     (72,821,819)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                            $  756,782,002      $477,602,620     $457,866,227
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000      200,000,000
   Preferred                                                                           1,000,000         1,000,000        1,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS
                                                     Year Ended October 31, 2008

                                                                                         PREMIUM           PREMIUM          PREMIUM
                                                                                          INCOME          INCOME 2         INCOME 4
                                                                                           (NPI)             (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                 $   75,183,816     $  48,566,161    $  47,913,957
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        8,366,121         5,512,651        5,336,511
Preferred shares - auction fees                                                        1,234,958           822,579          820,387
Preferred shares - dividend disbursing agent fees                                         60,000            60,000           80,000
Shareholders' servicing agent fees and expenses                                          124,266            51,501           61,947
Interest expense on floating rate obligations                                          2,775,047         1,964,810        2,004,389
Custodian's fees and expenses                                                            229,882           150,028          155,153
Directors' fees and expenses                                                              28,407            18,745           18,241
Professional fees                                                                         85,450            60,512           58,728
Shareholders' reports - printing and mailing expenses                                    157,603           107,079          112,602
Stock exchange listing fees                                                               22,053            14,122           14,948
Investor relations expense                                                               173,474           114,280          114,436
Other expenses                                                                            46,713            47,191           46,086
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                            13,303,974         8,923,498        8,823,428
   Custodian fee credit                                                                 (185,299)         (120,607)         (72,605)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                          13,118,675         8,802,891        8,750,823
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 62,065,141        39,763,270       39,163,134
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                       (11,854,156)       (6,788,025)      (7,460,410)
   Forward swaps                                                                        (526,200)       (2,800,000)              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                      (167,308,446)     (117,638,815)    (107,428,586)
   Forward swaps                                                                      (3,340,935)          791,405               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                             (183,029,737)     (126,435,435)    (114,888,996)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                           (18,128,385)      (11,883,074)     (12,256,484)
From accumulated net realized gains                                                           --          (408,199)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                      (18,128,385)      (12,291,273)     (12,256,484)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                 $(139,092,981)    $ (98,963,438)   $ (87,982,346)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS

                                    PREMIUM INCOME (NPI)              PREMIUM INCOME 2 (NPM)              PREMIUM INCOME 4 (NPT)
                               -------------------------------    ------------------------------     -------------------------------
                                        YEAR              YEAR             YEAR             YEAR              YEAR             YEAR
                                       ENDED             ENDED            ENDED            ENDED             ENDED            ENDED
                                    10/31/08          10/31/07         10/31/08         10/31/07          10/31/08         10/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $  62,065,141      $ 62,570,194    $  39,763,270     $ 40,002,526     $  39,163,134     $ 38,765,346
Net realized gain (loss) from:
   Investments                   (11,854,156)        1,507,533       (6,788,025)         195,490        (7,460,410)       1,759,555
   Forward swaps                    (526,200)               --       (2,800,000)              --                --               --
   Futures                                --                --               --        1,150,416                --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (167,308,446)      (36,823,378)     (117,638,815)    (24,279,042)     (107,428,586)     (21,333,407)
   Forward swaps                  (3,340,935)          258,595           791,405        (791,405)               --               --
Distributions to
   Preferred Shareholders:
   From net investment income    (18,128,385)      (18,733,665)      (11,883,074)    (12,176,545)      (12,256,484)     (12,206,944)
   From accumulated net
      realized gains                      --                --          (408,199)       (242,538)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations              (139,092,981)        8,779,279       (98,963,438)       3,858,902       (87,982,346)      6,984,550
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (45,345,066)      (45,160,091)      (28,251,619)     (28,315,494)      (25,578,850)    (27,498,549)
From accumulated net realized gains       --                --          (938,312)        (706,808)               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (45,345,066)      (45,160,091)      (29,189,931)     (29,022,302)      (25,578,850)    (27,498,549)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                 --                --           (60,864)      (4,000,767)               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions        --                --           (60,864)      (4,000,767)               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                (184,438,047)      (36,380,812)     (128,214,233)     (29,164,167)     (113,561,196)     (20,513,999
Net assets applicable to
   Common shares at
   the beginning of year         941,220,049       977,600,861       605,816,853      634,981,020       571,427,423      591,941,422
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $ 756,782,002      $941,220,049     $ 477,602,620     $605,816,853     $ 457,866,227     $571,427,423
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                 $     175,312      $  1,696,530     $    (287,678)    $     95,004     $     659,055     $  (637,865)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CASH FLOWS
                                                     Year Ended October 31, 2008

                                                                                         PREMIUM           PREMIUM          PREMIUM
                                                                                          INCOME          INCOME 2         INCOME 4
                                                                                           (NPI)             (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS  $(139,092,981)    $ (98,963,438)   $ (87,982,346)
Adjustments to reconcile the net increase (decrease) in net assets applicable to
   Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                         (161,616,744)      (71,896,636)     (93,598,412)
   Proceeds from sales and maturities of investments                                 284,798,833       129,747,899      152,587,972
   Proceeds from (Purchases of) short-term investments, net                           (7,778,372)       (3,000,000)      (6,000,000)
   Proceeds from terminated forward swaps                                               (526,200)       (2,800,000)              --
   Amortization (Accretion) of premiums and discounts, net                            (1,677,015)       (2,837,950)      (1,277,935)
   (Increase) Decrease in receivable for interest                                      1,327,194           551,881          574,514
   (Increase) Decrease in receivable for investments sold                              1,185,621         7,708,946        1,483,841
   (Increase) Decrease in other assets                                                     5,564             3,820            3,433
   Increase (Decrease) in payable for investments purchased                           (1,480,711)       (2,057,093)              --
   Increase (Decrease) in payable for Preferred share dividends                          (23,889)          (36,300)         (30,789)
   Increase (Decrease) in accrued management fees                                       (133,319)          (87,631)         (65,913)
   Increase (Decrease) in accrued other liabilities                                      117,045           155,576           46,394
   Net realized (gain) loss from investments                                          11,854,156         6,788,025        7,460,410
   Net realized (gain) loss from forward swaps                                           526,200         2,800,000               --
   Net realized (gain) loss from paydowns                                                    520                --              766
   Change in net unrealized (appreciation) depreciation of investments               167,308,446       117,638,815      107,428,586
   Change in net unrealized (appreciation) depreciation of forward swaps               3,340,935          (791,405)              --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                               158,135,283        82,924,509       80,630,521
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                           (182,572)               --               --
Increase (Decrease) in floating rate obligations                                       3,780,000         6,774,000      (12,305,000)
Cash distributions paid to Common shareholders                                       (45,242,233)      (29,201,347)     (25,444,162)
Increase (Decrease) in Preferred shares                                             (109,550,000)      (63,450,000)     (36,200,000)
Cost of Common share repurchases                                                              --           (60,864)              --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                              (151,194,805)      (85,938,211)     (73,949,162)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                        6,940,478        (3,013,702)       6,681,359
Cash at the beginning of year                                                                 --         4,937,139          167,550
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                            $   6,940,478     $   1,923,437    $   6,848,909
====================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest on floating rate obligations was $2,775,047, $1,964,810, and $2,004,389 for Premium Income (NPI), Premium Income 2 (NPM) and Premium
Income 4 (NPT), respectively.

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative investment, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended October 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                     PREMIUM           PREMIUM          PREMIUM
                                      INCOME          INCOME 2         INCOME 4
                                       (NPI)             (NPM)            (NPT)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            3,007             1,634            1,965
   Series M2                           1,582                --               --
   Series T                            3,007             2,451            1,787
   Series T2                              --                --            1,186
   Series W                            3,007             1,634            1,501
   Series W2                              --                --              464
   Series TH                           3,008             2,452            2,393
   Series F                            3,007             1,635            1,607
   Series F2                              --             1,536            1,185
--------------------------------------------------------------------------------
Total                                 16,618            11,342           12,088
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear,'' and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Notes to
FINANCIAL STATEMENTS (continued)


On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the fiscal year ended October 31, 2008 Premium Income
(NPI), Premium Income 2 (NPM) and Premium Income 4 (NPT) redeemed $109,550,000, $63,450,000 and $36,200,000 of their outstanding Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as "Interest expense on floating rate obligations" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

During the fiscal year ended October 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

At October 31, 2008, each Fund's maximum exposure to externally-deposited Recourse Trusts, if any, is as follows:

                                     PREMIUM           PREMIUM          PREMIUM
                                      INCOME          INCOME 2         INCOME 4
                                       (NPI)             (NPM)            (NPT)
--------------------------------------------------------------------------------
Maximum exposure                 $16,635,000       $13,570,000             $ --
================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2008, were as follows:

                                     PREMIUM           PREMIUM          PREMIUM
                                      INCOME          INCOME 2         INCOME 4
                                       (NPI)             (NPM)            (NPT)
--------------------------------------------------------------------------------
Average floating rate
   obligations                   $97,116,660       $68,897,498      $71,322,092
Average annual interest rate
   and fees                            2.86%             2.85%            2.81%
================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Premium Income (NPI) and Premium Income 2 (NPM) were the only Funds to invest in forward interest rate swap transactions during the fiscal year ended October 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. None of the Funds invested in futures contracts during the fiscal year ended October 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to
FINANCIAL STATEMENTS (continued)


Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Common Shares

The Funds' Board of Directors approved an open-market share repurchase program on July 10, 2007, for Premium Income 2 (NPM) and on July 30, 2008, for Premium Income (NPI) and Premium Income 4 (NPT) under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                               PREMIUM                    PREMIUM                  PREMIUM
                                            INCOME (NPI)              INCOME 2 (NPM)            INCOME 4 (NPT)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        10/31/08      10/31/07     10/31/08     10/31/07     10/31/08     10/31/07
------------------------------------------------------------------------------------------------------------------
Common shares repurchased                     --            --      (4,800)    (292,700)           --           --
------------------------------------------------------------------------------------------------------------------
Weighted average price per
   Common share repurchased                   --            --      $12.66       $13.65            --           --
Weighted average discount per
   Common share repurchased                   --            --       12.81%        7.30%           --           --
==================================================================================================================

Preferred Shares

Transactions in Preferred shares were as follows:

                                               PREMIUM                                           PREMIUM
                                             INCOME (NPI)                                     INCOME 2 (NPM)
                            --------------------------------------------         -----------------------------------------
                                YEAR ENDED                YEAR ENDED                YEAR ENDED             YEAR ENDED
                                  10/31/08                  10/31/07                  10/31/08               10/31/07
--------------------------------------------------------------------------------------------------------------------------
                            SHARES        AMOUNT       SHARES     AMOUNT         SHARES       AMOUNT      SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                    793  $ 19,825,000           --       $ --            366  $ 9,150,000          --      $ --
   Series M2                   418    10,450,000           --         --             --           --          --        --
   Series T                    793    19,825,000           --         --            549   13,725,000          --        --
   Series W                    793    19,825,000           --         --            366    9,150,000          --        --
   Series TH                   792    19,800,000           --         --            548   13,700,000          --        --
   Series F                    793    19,825,000           --         --            365    9,125,000          --        --
   Series F2                    --            --           --         --            344    8,600,000          --        --
--------------------------------------------------------------------------------------------------------------------------
Total                        4,382  $109,550,000           --       $ --          2,538  $63,450,000          --      $ --
==========================================================================================================================

                                                                                                 PREMIUM
                                                                                              INCOME 4 (NPT)
                                                                                 -----------------------------------------
                                                                                    YEAR ENDED             YEAR ENDED
                                                                                      10/31/08               10/31/07
--------------------------------------------------------------------------------------------------------------------------
                                                                                 SHARES       AMOUNT      SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                                                                         235  $ 5,875,000          --      $ --
   Series T                                                                         213    5,325,000          --        --
   Series T2                                                                        142    3,550,000          --        --
   Series W                                                                         179    4,475,000          --        --
   Series W2                                                                         56    1,400,000          --        --
   Series TH                                                                        287    7,175,000          --        --
   Series F                                                                         193    4,825,000          --        --
   Series F2                                                                        143    3,575,000          --        --
--------------------------------------------------------------------------------------------------------------------------
Total                                                                             1,448  $36,200,000          --      $ --
==========================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2008, were as follows:

                                     PREMIUM           PREMIUM          PREMIUM
                                      INCOME          INCOME 2         INCOME 4
                                       (NPI)             (NPM)            (NPT)
--------------------------------------------------------------------------------
Purchases                       $161,616,744      $ 71,896,636     $ 93,598,412
Sales and maturities             284,798,833       129,747,899      152,587,972
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2008, the cost of investments was as follows:

                                     PREMIUM           PREMIUM          PREMIUM
                                      INCOME          INCOME 2         INCOME 4
                                       (NPI)             (NPM)            (NPT)
--------------------------------------------------------------------------------
Cost of investments           $1,270,131,999      $827,189,072     $814,189,276
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

                                     PREMIUM           PREMIUM          PREMIUM
                                      INCOME          INCOME 2         INCOME 4
                                       (NPI)             (NPM)            (NPT)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                $  28,325,602      $ 14,054,633     $ 15,091,968
   Depreciation                 (148,033,146)      (93,574,465)     (87,765,691)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)
   of investments              $(119,707,544)     $(79,519,832)    $(72,673,723)
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds' tax year end, were as follows:

                                     PREMIUM           PREMIUM          PREMIUM
                                      INCOME          INCOME 2         INCOME 4
                                       (NPI)             (NPM)            (NPT)
--------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *            $2,961,599        $1,706,806       $2,485,185
Undistributed net
   ordinary income **                    860                --           18,210
Undistributed net
   long-term capital gains                --                --               --
================================================================================
* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                      Notes to
                      FINANCIAL STATEMENTS (continued)



The tax character of distributions paid during the Funds' tax years ended October 31, 2008 and October 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                            PREMIUM      PREMIUM      PREMIUM
                                                             INCOME     INCOME 2     INCOME 4
2008                                                          (NPI)        (NPM)        (NPT)
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***             $63,352,587  $40,025,218  $37,511,796
Distributions from net ordinary income **                    80,967      234,668      224,617
Distributions from net long-term capital gains****               --    1,257,894           --
=============================================================================================
                                                            PREMIUM      PREMIUM      PREMIUM
                                                             INCOME     INCOME 2     INCOME 4
2007                                                          (NPI)        (NPM)        (NPT)
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $63,910,797  $40,521,587  $39,978,752
Distributions from net ordinary income **                        --           --           --
Distributions from net long-term capital gains                   --      949,346           --
=============================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2008.

At October 31, 2008, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                     PREMIUM           PREMIUM          PREMIUM
                                      INCOME          INCOME 2         INCOME 4
                                       (NPI)             (NPM)            (NPT)
--------------------------------------------------------------------------------
Expiration:
   October 31, 2010              $        --        $       --      $18,079,555
   October 31, 2011                5,278,912                --       24,792,603
   October 31, 2013                       --                --        6,161,830
   October 31, 2014                4,614,516                --          806,337
   October 31, 2016               11,536,998         9,320,812        7,113,122
--------------------------------------------------------------------------------
Total                            $21,430,426        $9,320,812      $56,953,447
================================================================================

Premium Income 4 (NPT) had $355,272 of its capital loss carryforward expire on October 31, 2008.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                           FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of October 31, 2008, the complex-level fee rate was .1998%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================
(1) The complex-level component of the management fee for the Funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such Funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157 (SFAS No. 157)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Notes to
FINANCIAL STATEMENTS (continued)


Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 15, 2008, as follows:

                                     PREMIUM           PREMIUM          PREMIUM
                                      INCOME          INCOME 2         INCOME 4
                                       (NPI)             (NPM)            (NPT)
--------------------------------------------------------------------------------
Dividend per share                    $.0600            $.0575           $.0515
================================================================================

Financial
HIGHLIGHTS

Financial
HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                                Less Distributions
                              ----------------------------------------------------------------    -----------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment   Capital
                      Common                     Net       Income to        Gains to               Income to  Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common    Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-    Share-
                       Value      Income  Gain (Loss)        holders+        holders+    Total       holders   holders    Total
================================================================================================================================
PREMIUM INCOME (NPI)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                  $14.76       $ .97      $(2.88)          $(.28)          $ --     $(2.19)        $(.71)     $ --   $ (.71)
2007                   15.33         .98        (.55)           (.29)            --        .14          (.71)       --     (.71)
2006                   14.85        1.00         .49            (.26)            --       1.23          (.75)       --     (.75)
2005                   15.20         .98        (.26)           (.16)            --        .56          (.91)       --     (.91)
2004                   14.87        1.01         .36            (.08)            --       1.29          (.96)       --     (.96)

PREMIUM INCOME 2 (NPM)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                   14.85         .97       (3.10)           (.29)          (.01)     (2.43)         (.69)     (.02)    (.71)
2007                   15.45         .97        (.55)           (.30)          (.01)       .11          (.69)     (.02)    (.71)
2006                   15.07         .97         .49            (.25)          (.01)      1.20          (.76)     (.06)    (.82)
2005                   15.53         .98        (.24)           (.16)          (.01)       .57          (.93)     (.10)   (1.03)
2004                   15.09        1.02         .48            (.08)            --       1.42          (.98)       --     (.98)
================================================================================================================================
                                                        Total Returns
                                                     -------------------
                                                                  Based
                           Ending                                    on
                           Common                     Based      Common
                            Share     Ending             on   Share Net
                        Net Asset     Market         Market       Asset
                            Value      Value          Value*      Value*
=========================================================================
PREMIUM INCOME (NPI)
-------------------------------------------------------------------------
Year Ended 10/31:
2008                       $11.86     $10.93         (13.10)%    (15.39)%
2007                        14.76      13.30          (1.02)        .93
2006                        15.33      14.13           7.52        8.53
2005                        14.85      13.87           3.37        3.71
2004                        15.20      14.30           8.82        9.00

PREMIUM INCOME 2 (NPM)
-------------------------------------------------------------------------
Year Ended 10/31:
2008                        11.71      10.28         (17.95)     (16.96)
2007                        14.85      13.25           (.81)        .71
2006                        15.45      14.05           6.71        8.24
2005                        15.07      13.97           2.98        3.71
2004                        15.53      14.57           9.48        9.77
=========================================================================
                                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets               Ratios to Average Net Assets
                                         Applicable to Common Shares                Applicable to Common Shares
                                           Before Credit/Refund                         After Credit/Refund**
                                   ----------------------------------------   -----------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable       Expenses       Expenses          Net        Expenses       Expenses          Net   Portfolio
                      to Common      Including      Excluding   Investment       Including      Excluding   Investment    Turnover
                    Shares (000)  Interest++(a)  Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++       Rate
===================================================================================================================================
PREMIUM INCOME (NPI)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                   $756,782           1.49%          1.18%        6.95%           1.47%          1.16%        6.97%         11%
2007                    941,220           1.56           1.17         6.52            1.54           1.16         6.54          14
2006                    977,601           1.19           1.19         6.64            1.16           1.16         6.68          15
2005                    947,446           1.19           1.19         6.44            1.18           1.18         6.45          20
2004                    969,539           1.21           1.21         6.76            1.20           1.20         6.76          17

PREMIUM INCOME 2 (NPM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                    477,603           1.56           1.22         6.93            1.54           1.20         6.95           8
2007                    605,817           1.62           1.19         6.44            1.60           1.18         6.45          12
2006                    634,981           1.20           1.20         6.42            1.20           1.20         6.43          15
2005                    619,282           1.20           1.20         6.40            1.19           1.19         6.40          15
2004                    637,981           1.21           1.21         6.75            1.21           1.21         6.76          23
===================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
PREMIUM INCOME (NPI)
----------------------------------------------------
Year Ended 10/31:
2008             $415,450       $25,000      $70,540
2007              525,000        25,000       69,820
2006              525,000        25,000       71,552
2005              525,000        25,000       70,116
2004              525,000        25,000       71,169

PREMIUM INCOME 2 (NPM)
----------------------------------------------------
Year Ended 10/31:
2008              283,550        25,000       67,109
2007              347,000        25,000       68,647
2006              347,000        25,000       70,748
2005              347,000        25,000       69,617
2004              347,000        25,000       70,964
====================================================


* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1- Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  76-77 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                                Less Distributions
                              ----------------------------------------------------------------    -----------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment   Capital
                      Common                     Net       Income to        Gains to               Income to  Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common    Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-    Share-
                       Value      Income  Gain (Loss)        holders+        holders+    Total       holders   holders    Total
================================================================================================================================
PREMIUM INCOME 4 (NPT)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                  $13.22        $.91      $(2.67)          $(.28)           $ --    $(2.04)        $(.59)     $ --    $(.59)
2007                   13.69         .90        (.45)           (.28)             --       .17          (.64)       --     (.64)
2006                   13.38         .90         .35            (.25)             --      1.00          (.69)       --     (.69)
2005                   13.54         .91        (.10)           (.16)             --       .65          (.81)       --     (.81)
2004                   13.15         .94         .40            (.08)             --      1.26          (.87)       --     (.87)
================================================================================================================================
                                                        Total Returns
                                                     -------------------
                                                                  Based
                           Ending                                    on
                           Common                     Based      Common
                            Share     Ending             on   Share Net
                        Net Asset     Market         Market       Asset
                            Value      Value          Value*      Value*
=========================================================================
PREMIUM INCOME 4 (NPT)
-------------------------------------------------------------------------
Year Ended 10/31:
2008                       $10.59     $ 9.24         (17.19)%    (15.97)%
2007                        13.22      11.77          (3.30)       1.25
2006                        13.69      12.80           9.89        7.72
2005                        13.38      12.31           3.07        4.87
2004                        13.54      12.74           8.98        9.90
=========================================================================
                                                                Ratios/Supplemental Data
                     ---------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets               Ratios to Average Net Assets
                                          Applicable to Common Shares                Applicable to Common Shares
                                            Before Credit/Refund                         After Credit/Refund**
                                    ----------------------------------------   -----------------------------------------
                          Ending
                             Net
                          Assets
                      Applicable       Expenses       Expenses          Net        Expenses       Expenses          Net   Portfolio
                       to Common      Including      Excluding   Investment       Including      Excluding   Investment    Turnover
                     Shares (000)  Interest++(a)  Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++       Rate
====================================================================================================================================
PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                    $457,866           1.62%          1.25%        7.19%           1.61%          1.24%        7.21%         10%
2007                     571,427           1.69           1.23         6.68            1.68           1.22         6.69          14
2006                     591,941           1.25           1.25         6.70            1.23           1.23         6.71           9
2005                     578,517           1.26           1.26         6.63            1.22           1.22         6.66           7
2004                     585,284           1.30           1.30         7.10            1.29           1.29         7.10           6
====================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
PREMIUM INCOME 4 (NPT)
----------------------------------------------------
Year Ended 10/31:
2008             $302,200       $25,000      $62,878
2007              338,400        25,000       67,215
2006              338,400        25,000       68,731
2005              338,400        25,000       67,739
2004              338,400        25,000       68,239
====================================================


* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1- Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  78-79 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of
   333 W. Wacker Drive         the Board             1997                  186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                                                             private philanthropic corporation (since
   333 W. Wacker Drive         Board member          1999                  186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company;
                                                                                        Member of the Board of Regents for the
                                                                                        State of Iowa University System;
                                                                                        Director, Gazette Companies; Life Trustee
                                                                                        of Coe College and Iowa College
                                                                                        Foundation; Member of the Advisory
                                                                                        Council of the Department of Finance in
                                                                                        the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director,
                                                                                        Federal Reserve Bank of Chicago;
                                                                                        formerly, President and Chief Operating
                                                                                        Officer, SCI Financial Group, Inc., a
                                                                                        regional financial services firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business,
   3/6/48                                                                               University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          2004                  186          formerly, Dean and Distinguished
   Chicago, IL 60606                                                                    Professor of Finance, School of Business
                                                                                        at the University of Connecticut
                                                                                        (2003-2006); previously, Senior Vice
                                                                                        President and Director of Research at the
                                                                                        Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997),
                                                                                        Credit Research Center at Georgetown
                                                                                        University; Director (since 2004) of
                                                                                        Xerox Corporation; Director (since 2005),
                                                                                        Beta Gamma Sigma International Honor
                                                                                        Society; Director, SS&C Technologies,
                                                                                        Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                                                             Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          2005                  186          as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                                                    Management, President and CEO, Banc One
                                                                                        Investment Advisors Corporation, and
                                                                                        President, One Group Mutual Funds; prior
                                                                                        thereto, Executive Vice President, Banc
                                                                                        One Corporation and Chairman and CEO,
                                                                                        Banc One Investment Management Group;
                                                                                        Member, Board of Regents, Luther College;
                                                                                        member of the Wisconsin Bar Association;
                                                                                        member of Board of Directors, Friends of
                                                                                        Boerner Botanical Gardens; member of
                                                                                        Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and
   9/24/44                                                                              Chief Operating Officer (retired, 2004)
   333 W. Wacker Drive         Board member          1997                  186          of Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director,
                                                                                        Dayton Development Coalition; formerly,
                                                                                        member, Business Advisory Council,
                                                                                        Cleveland Federal Reserve Bank.


                                       80

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                                                             Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          1997                  186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                                                              (since 2006); Commissioner, New York
   333 W. Wacker Drive         Board member          2007                  186          State Commission on Public Authority
   Chicago, IL 60606                                                                    Reform (since 2005); formerly, Chair New
                                                                                        York Racing Association Oversight Board
                                                                                        (2005-2007); formerly, Director, New York
                                                                                        State Division of the Budget (2000-2004),
                                                                                        Chair, Public Authorities Control Board
                                                                                        (2000-2004) and Director, Local
                                                                                        Government Assistance Corporation
                                                                                        (2000-2004).

[] TERENCE J. TOTH
   9/29/59                                                                              Director, Legal & General Investment
   333 W. Wacker Drive         Board Member          2008                  186          Management (since 2008); Private Investor
   Chicago, IL 60606                                                                    (since 2007); CEO and President, Northern
                                                                                        Trust Investments (2004-2007); Executive
                                                                                        Vice President, Quantitative Management &
                                                                                        Securities Lending (2007-2004); prior
                                                                                        thereto, various positions with Northern
                                                                                        Trust Company (since 1994); Member:
                                                                                        Goodman Theatre Board (Since 2004);
                                                                                        Chicago Fellowship Boards (since 2005),
                                                                                        University of Illinois Leadership Council
                                                                                        Board (since 2007) and Catalyst Schools
                                                                                        of Chicago Board (since 2008); formerly
                                                                                        Member: Northern Trust Mutual Funds Board
                                                                                        (2005-2007), Northern Trust Japan Board
                                                                                        (2004-2007), Northern Trust Securities
                                                                                        Inc. Board (2003-2007) and Northern Trust
                                                                                        Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                                                              and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          2008                  186          Investments, Inc.; Chief Executive
   Chicago, IL 60606                                                                    Officer (since 2007) of Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Nuveen Investments Advisors, Inc.
                                                                                        formerly, President (1999-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.(3)


                                       81

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel
   333 W. Wacker Drive         Administrative        1988                  186          of Nuveen Investments, LLC; Managing
   Chicago, IL 60606           Officer                                                  Director (since 2002), Associate General
                                                                                        Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President
                                                                                        and Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global
                                                                                        Investors, LLC, and Santa Barbara Asset
                                                                                        Management, LLC (since 2006), Nuveen
                                                                                        HydePark Group LLC and Nuveen Investment
                                                                                        Solutions, Inc. (since 2007); Managing
                                                                                        Director, Associate General Counsel and
                                                                                        Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3);
                                                                                        Chartered Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President of Nuveen
   6/9/55                                                                               Investments, Inc.; Executive Vice
   333 W. Wacker Drive         Vice President        2007                  120          President, U.S. Structured Products of
   Chicago, IL 60606                                                                    Nuveen Investments, LLC, (since 1999),
                                                                                        prior thereto, Managing Director of
                                                                                        Structured Investments.

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004)
   1/11/62                                                                              previously, Vice President (1993-2004) of
   333 W. Wacker Drive         Vice President        2007                  120          Nuveen Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1998                  186          LLC; Managing Director (since 2005) of
   Chicago, IL 60606                                                                    Nuveen Asset Management; Managing
                                                                                        Director (2004-2005), formerly, Vice
                                                                                        President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3)

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                    President and Funds Controller
                                                                                        (1998-2004) of Nuveen Investments, Inc.;
                                                                                        Certified Public Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General
   Chicago, IL 60606           Vice President                                           Counsel (2003-2006) of Nuveen
                                                                                        Investments, LLC; Vice President (since
                                                                                        2006) and Assistant Secretary (since
                                                                                        2008) of Nuveen Asset Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606


                                       82

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since
                                                                                        1997) of Nuveen Asset Management; Vice
                                                                                        President (since 2000), Assistant
                                                                                        Secretary and Assistant General Counsel
                                                                                        (since 1998) of Rittenhouse Asset
                                                                                        Management, Inc.; Vice President and
                                                                                        Assistant Secretary of Nuveen Investments
                                                                                        Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC
                                                                                        (since 2003), Tradewinds Global
                                                                                        Investors, LLC, Santa Barbara Asset
                                                                                        Management LLC (since 2006) and of Nuveen
                                                                                        HydePark LLC and Nuveen Investment
                                                                                        Solutions, Inc. (since 2007); formerly,
                                                                                        Vice President and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3)

[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group,
                                                                                        LLC and Nuveen Investment Solutions, Inc.
                                                                                        (since 2007); prior thereto, Partner,
                                                                                        Bell, Boyd & Lloyd LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President        2007                  186          Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive                                                                  Asset Management and Nuveen Investments,
   Chicago, IL 60606                                                                    LLC; Chartered Financial Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); prior thereto,
                                                                                        Associate, Skadden, Arps, Slate Meagher &
                                                                                        Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments, LLC
   7/3/62                      Vice President                                           (since 2007); prior thereto, Partner,
   333 W. Wacker Drive         and Assistant         2007                  186          Deloitte & Touche USA LLP (2005-2007),
   Chicago, IL 60606           Secretary                                                formerly, senior tax manager (2002-2005);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); prior thereto,
                                                                                        Counsel, Vedder Price P.C. (1997-2007).

(1) Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS



The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)



instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three-, and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance, if any. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since
     1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)



advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

NOTES

NOTES

NOTES

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF DIRECTORS
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NPM repurchased 4,800 common shares and redeemed 2,538 preferred shares, and NPI and NPT redeemed 4,328 and 1,448 preferred shares, respectively. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------


SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:               www.nuveen.com/etf

                                                Share prices
                                                Fund details
                                                Daily financial news
                                                Investor education
                                                Interactive planning tools

                                                                     EAN-E-1008D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Premium Income Municipal Fund 4, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                           TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                              $ 34,818                $ 0                     $ 0                  $ 3,350
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                 0%                      0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2007                              $ 30,631                $ 0                   $ 500                  $ 2,350
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                 0%                      0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES      TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
October 31, 2008                                $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
October 31, 2007                                $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
October 31, 2008                               $ 3,350                  $ 0                     $ 0                $ 3,350
October 31, 2007                               $ 2,850                  $ 0                     $ 0                $ 2,850

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                       FUND
PAUL BRENNAN               Nuveen Premium Income Municipal Fund 4, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Paul Brennan        Registered Investment Company      15         $12.21 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     1          $.859 million

* Assets are as of October 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,959 securities with an aggregate current market value of $1,009 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED
                                                                          EQUITY             IN THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY       BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND      INVESTMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Paul Brennan               Nuveen Premium Income Municipal Fund 4, Inc.   $0                $100,001-$500,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 16
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
AUGUST 7-31, 2008          0                     $0           0                           4,325,000
SEPTEMBER 1-30, 2008       0                     $0           0                           4,325,000
OCTOBER 1-31, 2008         0                     $0           0                           4,325,000

TOTAL                      0

* The registrant's repurchase program, which authorized the repurchase of 4,325,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 4, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 9, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 9, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 9, 2009
    -------------------------------------------------------------------